As filed with the Securities and Exchange Commission on February 6, 1997
                                     Securities Act Registration No. 333 - 02111
                                  Investment Company Registration No. 811 - 7581



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ___                                            |_|
Post-Effective Amendment No.   3                                           |X|


                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.    5                                                         |X|
               -----

                             MEYERS INVESTMENT TRUST
                   (formerly Meyers Sheppard Investment Trust)
                           (a Delaware Business Trust)
               (Exact Name of Registrant as Specified in Charter)

                             8901 Wilshire Boulevard
                         Beverly Hills, California 90211
                    (Address of Principal Executive Offices)

                                 (310) 657-9393
              (Registrant's Telephone Number, including Area Code)

                                Shelly J. Meyers
                             8901 Wilshire Boulevard
                         Beverly Hills, California 90211
                     (Name and Address of Agent for Service)

                                 With Copies to:

John M. Woodbury, Jr., Esq.                                 Beth R. Kramer, Esq.
Pollet & Woodbury                                           Mayer, Brown & Platt
10900 Wilshire Boulevard, Suite 500                    1675 Broadway, Suite 1900
Los Angeles, California 90024                           New York, New York 10019

Approximate date of proposed public offering:

It is proposed that this filing will become effective (check appropriate box) |X| immediately upon filing pursuant to paragraph (b)
|_| on ________________________ (date) pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a)(1)
|_| on  _______________________  (date) pursuant to  paragraph (a)(1)
|_| 75 days after filing pursuant to paragraph (a)(2)
|_| on  _______________________  (date) pursuant to paragraph (a)(2) of Rule 485

The Registrant has previously registered an indefinite number of its Shares of Beneficial Interest (par value $0.00001 per share) under the Securities Act of 1933, as amended, pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940, as amended. The Registrant expects to file a Rule 24f-2 notice with respect to the Meyers Pride Value Fund for its fiscal year ended May 31, 1997 on or before July 31, 1997.

                             MEYERS PRIDE VALUE FUND
                    (formerly the Meyers Sheppard Pride Fund)
                              Cross Reference Sheet
                              Pursuant to Rule 495


PART A   DESCRIPTION OF ITEM                LOCATION IN PROSPECTUS
------   -------------------                ----------------------

Item 1   Cover Page......................   Front Cover Page
Item 2.  Synopsis........................   Prospectus Summary; Expense Summary
Item 3.  Condensed Financial Information.   Financial Highlights
Item 4.  General Description of             Front Cover Page; Prospectus
         Registrant......................   Summary; Investment And Social
         ................................   Objectives and Policies
Item 5.  Management of the Fund..........   Prospectus Summary; Management And
         ................................   Service Providers; Inside Back Cover
                                            Page; Other Information Concerning
                                            Shares of the Fund
Item 5A. Management's Discussion of Fund
         Performance.....................   Not Applicable
Item 6.  Capital Stock and Other            Other Information Concerning Shares
         Securities......................   of the Fund; Tax Matters
Item 7.  Purchase of Securities Being       Purchases and Redemptions of Shares;
         Offered.........................   Other Information Concerning Shares
                                            of the Fund
Item 8.  Redemption or Repurchase........   Purchases and Redemptions of Shares
Item 9.  Pending Legal Proceedings.......   Not Applicable


                                            LOCATION IN STATEMENT OF
PART B   DESCRIPTION OF ITEM                ADDITIONAL INFORMATION
         --------------------------------   ------------------------

Item 10. Cover Page......................   Front Cover Page
Item 11. Table of Contents...............   Front Cover Page
Item 12. General Information and History.   The Fund
Item 13. Investment Objectives and          Investment And Social Objectives,
         Policies........................   Policies And Restrictions
Item 14. Management of the Fund..........   Management Of And Service Providers
                                            For The Trust And The Fund
Item 15. Control Persons and Principal      Management Of And Service Providers
         Holders of Securities...........   For The Trust And The Fund
Item 16. Investment Advisory and Other      Management Of And Service Providers
         Services........................   For The Trust And The Fund;
                                            Independent Auditors
Item 17. Brokerage Allocation and Other
         Practices.......................   Fund Transactions and Brokerage
         ................................   Commissions
Item 18. Capital Stock and Other            Description of Shares, Voting Rights
         Securities......................   and Liabilities

Item 19. Purchase, Redemption and Pricing   Determination of Net Asset Value;
         of Securities Being Offered.....   Valuation of Fund Securities
Item 20. Tax Status......................   Taxation
Item 21. Underwriter.....................   Management Of And Service Providers
         ................................   For The Trust And The Fund
Item 22. Calculation of Performance Data.   Performance Information
Item 23. Financial Statements............   Financial Statements


PART C

Information required to be included in Part C is set forth under the appropriately numbered item in Part C of this Registration Statement.

PROSPECTUS DATED FEBRUARY 6, 1997



                             MEYERS PRIDE VALUE FUND


                               ------------------


The Meyers Pride Value Fund (the "Fund") is organized as a separate series of the Meyers Investment Trust (the "Trust"), a business trust organized under the laws of the State of Delaware. The Fund was formerly known as the Meyers Sheppard Pride Fund, and the Trust was formerly known as the Meyers Sheppard Investment Trust.

The Fund is an open-ended no-load diversified mutual fund whose overall investment objective is to attain long-term capital appreciation through investing in a diversified portfolio of equity securities of under-valued but nevertheless fundamentally sound companies identified as generally having progressive policies towards gays and lesbians. See "Investment And Social Objectives And Policies" herein. There can be no assurance that the Fund will achieve its investment objective.

The Investment Manager for the Fund is Meyers Capital Management, LLC, a California limited liability company. The Distributor and Administrator for the Fund is BISYS Fund Services Limited Partnership, an Ohio limited partnership. BISYS Fund Services, Inc., a Delaware corporation, is the Accounting Agent and Transfer Agent of the Fund. The Custodian of the Fund is Wells Fargo Bank, N.A.


                               ------------------


This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference.

The Fund has filed with the Securities and Exchange Commission a Statement of Additional Information, dated February 6, 1997, which contains more detailed information about the Fund and the Trust and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting the Distributor of the Fund (see the section of this Prospectus captioned "Purchases and Redemptions of Shares" for address).


                               ------------------


Shares of the Fund are not deposits or obligations of, or guaranteed by, any bank or other depository institution, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other federal, state or other governmental agency.


                               ------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              TABLE OF CONTENTS


                                                                          Page

Prospectus Summary.........................................................  4

Expense Summary............................................................  7

Financial Highlights.......................................................  9

Investment And Social Objectives And Policies.............................. 10

Risk Factors............................................................... 14

Management And Service Providers........................................... 16

Purchases And Redemptions Of Shares........................................ 20

Tax Matters................................................................ 25

Other Information Concerning Shares Of The Fund............................ 26

Performance Information.................................................... 28

                               PROSPECTUS SUMMARY

What is the Fund?

The Meyers Pride Value Fund (the "Fund") is organized as a separate series of the Meyers Investment Trust (the "Trust"), a business trust organized under the laws of the State of Delaware on March 25, 1996. The Fund is an open-ended no-load diversified management investment company whose overall investment objective is to attain long-term capital appreciation through investing in a diversified portfolio of equity securities of under-valued but nevertheless fundamentally sound companies identified by the Investment Manager as generally having progressive policies towards gays and lesbians, but at a minimum having in place specifically stated policies against discrimination in hiring and promotion based upon sexual orientation. See "Investment And Social Objectives And Policies" herein.

The Fund is the first series to be established under the Trust. As a diversified fund, the Fund is required, by the Investment Company Act of 1940, as amended (the "Investment Company Act"), with respect to 75% of its assets, to invest no more than 5% of its assets in the securities of any one issuer, and not more than 10% of the outstanding voting securities of an issuer may be owned.

The Fund was formerly known as the Meyers Sheppard Pride Fund, and the Trust was formerly known as the Meyers Sheppard Investment Trust.

The Fund's investment and social objectives and policies, including the identification of companies which have progressive policies towards gays and lesbians, are determined by the Investment Manager of the Fund, subject to the Board of Trustees providing broad supervision over the affairs of both the Fund and the Trust. The determination of which companies have progressive policies toward gays and lesbians is generally based upon criteria determined from time-to-time by the Investment Manager and approved by the Board of Trustees. The Investment Manager has, to date, identified over 325 publicly-traded companies meeting this criteria, most of which are listed on the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). For further information about the Board of Trustees, see "Management And Service Providers" herein. A majority of the Board of Trustees are not affiliated with the Investment Manager.

Who is the Fund's Investment Manager?


The Investment Manager of the Fund, Meyers Capital Management, LLC, a California limited liability company ("Meyers Capital Management"), serves as the Fund's manager and investment adviser pursuant to an Investment Management Agreement. The Investment Manager generally supervises (subject to the overall authority of the Board of Trustees and officers of the Trust) the overall administration of the Fund, including its various agents and service providers, including those providing distribution, fund accounting, dividend disbursement, transfer agent and custodian services. The Investment Manager also manages the investments of the Fund on a day to day basis in accordance with the Fund's investment and social objectives and policies, and determines the composition of the securities in which the Fund may invest (i.e., those companies identified as having anti-discrimination policies in place and demonstrating other progressive policies towards gays and lesbians). For its management and investment advisory services, the Investment Manager receives from the Fund a monthly fee equal, on an annual basis, to 1% of the Fund's average daily net assets. See "Management And Service Providers" herein.


How do you Purchase and Redeem Shares of the Fund?


Shares of the Fund are sold continuously by the Distributor of the Fund, BISYS Fund Services Limited Partnership ("BISYS LP"), at the next determined net asset value per share. The minimum initial investment in the Fund is $1,000, and subsequent investments are $100. A lower initial investment of $250 is permitted for Automatic Investment Plans, with subsequent investments allowed at a minimum of $50.

The Trust, on behalf of the Fund, has adopted a Distribution Plan which permits reimbursement of certain expenses incurred by the Distributor in connection with the distribution of shares of the Fund, up to a maximum of 0.25% of net asset value annually. See "Management And Service Providers" and "Plan Of Distribution," herein.

The Fund offers to redeem shares of the Fund from its shareholders at any time at next determined net asset value per share. The redemption price may be more or less than the purchase price.

No sales load is charged with respect to either the purchase or redemption of Fund shares. An investor should contact the Distributor regarding any further information describing the procedures under which Fund shares may be purchased and redeemed. See "Purchases And Redemptions" herein.

When does the Fund Pay Dividends and Make Distributions?

The Fund will distribute substantially all of its net investment income and capital gains annually, generally in December. Dividends or distributions declared in December but actually paid the following January will be includable in an investor's income as of the record date (usually in December) of such dividends or distributions.
See "Taxation" herein.

Administrative Services


BISYS LP is also the Administrator of the Fund. In its capacity as the Fund's Administrator, BISYS LP provides certain administrative and managerial support services to the Fund, in consideration of which BISYS LP is paid an administration fee per year equal to 0.15% of the first $100 million in aggregate Fund assets, 0.10% for the next $400 million, 0.07% for the next $500 million, and 0.06% for aggregate Fund assets in excess of $1 billion.

BISYS Fund Services, Inc., a Delaware corporation ("BYSIS Inc."), is the Fund Accounting Agent and Transfer Agent of the Fund. As Fund Accounting Agent, BISYS Inc. calculates the Fund's net asset value on a daily basis, in consideration of which it is paid a fund accounting fee of $35,000 per year plus reimbursement of out-of-pocket expenses. In its capacity as Transfer Agent for the Fund, BISYS Inc. provides dividend disbursing, registrar and transfer agency services to the Fund and its shareholders, in consideration of which it is paid a transfer agency fee equal to $15 per year per each shareholder of the Fund, subject to a $12,000 per year minimum. See "Management And Service Providers" herein.



Risk Factors

There can be no assurance that the Fund will be able to achieve its investment objective. Since the Fund will limit its investments to equity securities of companies which have anti-discrimination policies in place and demonstrate other progressive policies towards gays and lesbians, such social policy will tend to limit the availability of investment opportunities to the Fund compared to that for other investment companies that have a comparable investment objective to that of the Fund. See "Investment And Social Objectives And Policies" herein.

Common stocks, the most familiar type of equity securities, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market, economic and political conditions. Smaller companies are especially sensitive to these factors.

Investments of the Fund's assets in "illiquid securities," i.e., securities that are restricted in their transfer or for which market quotations are otherwise not readily available or repurchase agreements over seven days, may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a favorable price. The risks associated with illiquidity are particularly acute in situations in which the Fund's operations require cash, such as when the Fund redeems for shares of beneficial interests or pays distributions, and may result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of such investments.

As a recently created entity, the Trust will be subject to all the risks incident to the creation of a new business, including the absence of a history of operation, and there can be no guarantee that the investment objective of the Fund will be attained. The Investment Manager is a newly created entity and, as such, prior to the commencement of operations of the Fund, had no previous experience in providing investment management services to an investment company; however, the Investment Manager's designated Portfolio Manager for the Fund has provided analytical and portfolio management services to investment companies and institutional asset management clients, and the Vice President of Operations of the Investment Manager and the Fund's Administrator, BISYS LP, have provided operations, compliance and administrative services for investment companies. See "Management And Service Providers" in general, and "Management and Service Providers - Investment Manager" and "Management And Service Providers - Portfolio Manager" in particular, below.

There are market risks inherent in any investment, and there is no assurance that the primary investment objective of the Fund will be achieved or that any income will be earned. Moreover, the application of the investment policies is dependent upon the judgment of the Investment Manager. A prospective purchaser of shares of the Fund should realize there are risks in any policy dependent upon such judgment and that no representation is made that the investment objective of the Fund will be accomplished or that there may not be substantial loses in any particular investment. At any time, the value of the Fund's shares may be more or less than the cost of such shares to the investor. See "Investment And Social Objectives And Policies" herein.

Some of the securities included in the Fund may be those of foreign issuers (provided that the securities are publicly-traded in the United States in the form of American Depositary Receipts or similar instruments the market for which is denominated in United States dollars). Securities of foreign issuers may represent a greater degree of risk (e.g., as a result of exchange rate fluctuation, tax provisions, war or expropriation) than do securities of domestic issuers. See "Risk Factors" herein.

                                 EXPENSE SUMMARY


The following table provides a summary of: (i) Shareholder Transaction Expenses relating to purchases and sales of shares of the Fund, and (ii) estimated Annual Operating Expenses of the Fund for its first fiscal year of investment operations (commencing June 10, 1996 and ending May 31, 1997), expressed as a percentage of average daily net assets. All of the Fund's Annual Operating Expenses will be paid out of the Fund's assets, and will therefore be indirectly borne by the shareholders of the Fund.

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases........................             None
Sales Load Imposed on Reinvested Dividends.....................      None
Deferred Sales Load Imposed on Redemptions.....................      None
Exchange Fees..................................................      None
                                                                     ----
      Total Shareholder Transaction Expenses...................             None
                                                                            ====

Annual Operating Expenses (As a Percentage of Average Daily Net Assets)(1)
Investment Management Fee (after waiver)(2)........................  0.00%

Distribution 12b-1 Fee(3)..........................................  0.25%
Other Expenses (estimated, after assumption by Investment
Manager)(4)........................................................  1.70%
                                                                     -----
 Total Annual Operating Expenses (estimated, after waiver and
 assumption)(5)................................................            1.95%
                                                                           =====


     ---------------------------

(1) The Fund commenced investment operations on June 10, 1996. For the sole purpose of preparing the foregoing table, the Fund: (i) assumed it will have $2.2 million in average daily net assets for the period beginning June 10, 1996 and ended May 31, 1997 (based upon an assumption of $6.5 million in net assets as of May 31, 1997); and (ii) made certain estimates relating to the Annual Operating Expenses for the Fund for such period. The actual average daily net assets of the Fund for the period beginning June 10, 1996 and ended May 31, 1997, and the actual net assets of the Fund as of May 31, 1997 and the actual Annual Operating Expenses for such period, could vary significantly from the amounts assumed or estimated above.

(2) Under the Investment Agreement, the Fund will pay the Investment Manager a monthly investment management fee equal, on an annual basis, to 1.0% of the Fund's average daily net assets. Effective January 31, 1997, the Investment Manager had undertaken to waive such portion of its investment management fee and assume such portion of the Fund's expenses necessary to maintain Total Annual Operating Expenses at no more than 1.95% per year of average daily net assets. Based upon the foregoing, the Fund estimates that the Investment Manager will waive its entire fee and assume a portion of the Fund's expenses in order to maintain Total Annual Operating Expenses at the 1.95% per year level. See "Statement of Additional Information - Investment Manager" herein.

(3) Pursuant to the terms of the Distribution Plan, the Fund will pay its Distributor, per year, up to 0.25% of the Fund's average daily net assets in reimbursement of, or in anticipation of, expenses incurred by the Distributor in connection with the sale of shares of the Fund. A long-term shareholder in the Fund may, as a result of the Distribution Plan, pay more than the economic equivalent of the maximum distribution charges permitted by the rules of the National Association of Securities Dealers, Inc. See "Management And Service Providers" herein.

(4)  "Other  Expenses"  include  fees  to be  paid  to the  Administrator,  Fund
     Accounting   Agent,   Transfer  Agent  and  Custodian  for  the  Fund.  See
     "Management And Service Providers" herein.

(5) Without the waiver of its fee and assumption of expenses by the Investment Manager as described above, estimated Total Annual Operating Expenses for the Fund for its first year of operations would be 11.4% of average daily net assets. The Fund estimates that the Fund would require average daily net assets of approximately $40 million for Total Annual Operating Expenses to decline below the level of 1.95% of average daily net assets per year.

Example

A shareholder of the Fund would indirectly pay the following estimated expenses(1) on a $1,000 investment in the Fund, assuming: (i) a 5% annual return on such investment; and (ii) the redemption of the investment at the end of each of the following time periods:

      1 year..............................      $20.00
      3 years.............................      $61.00

      ---------
      (1)   Based  upon  the  same   assumptions,   and   subject  to  the  same
            qualifications, as set forth above in the table captioned "Annual Operating Expenses."

The Example set forth above is hypothetical and should not be considered a representation of future expenses of the Fund. Moreover, the Fund's actual performance will vary and may result in actual returns that are greater or less than 5%.

The foregoing tables and example have not been audited by the Fund's independent accountants. For more information with respect to certain estimated expenses of the Fund, see "Management And Service Providers" herein.

                             FINANCIAL HIGHLIGHTS


The following selected data for a share in the Fund outstanding for the indicated period has not been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, and should be read in conjunction with the unaudited financial statements and related notes appearing in the Statement of Additional Information dated February 6, 1997. The Fund's Annual Report will include a discussion of the factors, strategies and techniques that materially affect its performance during the period of the report, as well as certain other related information. A copy of the Fund's Annual Report will be made available without charge upon request and when available.



                                                               For the period
                                                               June 10, 1996
                                                               (commencement
                                                             of operations) to
                                                             December 31, 1996
                                                                (Unaudited)

For a share of beneficial interest outstanding throughout the period:

Net Asset Value, beginning of period......................         $10.00

Income from investment operations:
      Net investment income...............................         (0.02)
      Net realized and unrealized gain on investments.....          0.83
                                                                 -----------

Total income from investment operations...................          0.81


Less distributions from:
      Net investment income...............................           0
      Net realized gains..................................           0
                                                                 -----------

Total distributions.......................................           0

Net Asset Value, end of period............................         $10.81

Total return..............................................        8.10%(3)

Ratios/supplemental data:
      Net assets, end of period ..........................        $895,219
      Ratio of expenses to average net assets (1).........         2.25%(2)
      Ratio of net investment income to average net
       assets(1)..........................................        (0.73%)(2)

Portfolio turnover rate...................................           6%
Average commissions per share.............................       $0.080842

--------
(1) Reflects the Investment Manager's waiver of its entire investment management fee and its assumption of liabilities of the Fund. Without such waiver and assumption by the Investment Manager, the ratio of expenses and net investment income to average net assets would have been as follows:

      Ratio of expenses to average net assets........................59.68%(2)
      Ratio of net investment income to average net assets..........(58.16%)(2)

(2)   Annualized
(3)   Not annualized

                 INVESTMENT AND SOCIAL OBJECTIVES AND POLICIES

Investment Objective and Social Objective

The overall investment objective of the Fund (the "Investment Objective") is to attain long-term capital appreciation by investing in a diversified portfolio of equity securities of undervalued but nevertheless fundamentally sound companies which have been identified as having met the Social Objective. Companies which meet the "Social Objective" are defined as companies which, in general, have been identified as having progressive policies towards gays and lesbians, but at a minimum have in place specifically stated policies against discrimination in hiring and promotion based upon sexual orientation (the "Fundamental Social Criteria").

The Fund believes that enterprises which are responsive toward addressing the concerns of the gay and lesbian community and other progressive socially-sensitive constituencies will benefit financially from the consumer loyalty generated by such social awareness and will therefore be more likely to prosper in the long-term. The Fund also believes such enterprises will be less likely to incur certain legal liabilities that may arise when an enterprise is found to discriminate against minorities, such as members of the gay and lesbian community. The Fund believes such enterprises should also, over the longer term, be able to generate additional stockholder market-value as an indirect result of the greater investment in such enterprises, through the Fund, by the gay and lesbian community (which, per capita, is one of the wealthiest demographic groups in the United States), as well as supporters of the gay and lesbian community.

Investment Strategy

In order to achieve the Investment Objective, the Fund will use a value-based investment approach focusing on a longer-term market cycle (at least three to five years), consistent with moderate levels of risk, wherein the Investment Manager will identify companies exhibiting the following investment characteristics: (1) low or inexpensive current value relative to earnings estimates, cash flow, book value and/or break-up value; (2) good management; (3) strong business fundamentals, and (4) positive earnings momentum.

The equity securities the Fund may invest in include common stocks, preferred stocks and warrants, and certain debt instruments convertible into stock, primarily in publicly-traded companies. Publicly-traded companies refers to companies whose equity securities are traded over a national stock exchange or over-the-counter through the National Association of Securities Dealers Automatic Quotation ("NASDAQ") system or the National Association of Securities Dealers, Inc. ("NASD") Electronic Bulletin Board. The Fund may invest in companies in all ranges of capitalization. The Investment Manager expects that no less than 60% of the Fund's net assets will be invested in equity securities of "large capitalization" companies, which the Investment Manager defines as companies with total capitalization of at least $2 billion.

Since it is anticipated that most equity securities will be held for the longer-term using this strategy, the Investment Manager anticipates there will likely be a low rate of portfolio turnover, and estimates portfolio turn-over in the first year of the Fund will be approximately 30% to 60%.

The Investment Manager expects that under normal market conditions the Fund will typically invest up to 95% of its assets (and sometimes virtually all of its assets) in the types of equity securities described above and, subject to certain limitations, certain options in these securities for hedging purposes. Under distressed market conditions, the Fund may maintain its assets in cash or cash-equivalents, or invest in money-market instruments or obligations of the United States government or government-sponsored enterprises and other types of government-backed securities. Such investments would be temporary defensive in nature and would not be expected to exceed 50% of the Fund's net assets. Although returns on these assets are historically less than investment in equity and other non-governmental types of securities, the risk of loss in investing in such instruments is lower as well.

Identification of Companies Which Satisfy Social Objective

The determination of which companies have satisfied the Social Objective, and may therefore be considered as appropriate investment vehicles for the Fund, is based upon recommendations of the Investment Manager and the approval by the Board of Trustees. As of the date of this Prospectus, over 325 publicly-traded companies, most of which are listed on the S&P 500, have been identified as having satisfied the Social Objective.

In making its recommendations, the Investment Manager evaluates companies based upon (1) the Fundamental Social Criteria and (2) such additional criteria and considerations consistent with the Social Objective as are determined reasonable by the Investment Manager from time-to-time in its sole discretion, and approved in general by the Board of Trustees (the "Non-Fundamental Social Criteria"). Such methodology is, by its nature, subjective.

As of the date of this Prospectus, the Non-Fundamental Social Criteria consists of two separate areas of general focus, employee relations and corporate citizenship.

In evaluating a company's gay and lesbian employee relations, the Investment Manager evaluates the company's record and policies with respect to labor matters affecting gay and lesbian employees, such as: (1) the company's commitment to equal employment opportunity for gays and lesbians, both overall and in executive positions, and the scope of the company's policies against discrimination based upon sexual orientation; (2) the breadth, quality and innovation of the company's employee benefit programs and their positive effect on gay and lesbian employees (including inclusion of gay and lesbian partners and families in employee benefit programs); and (3) the company's relationships with gay and lesbian suppliers, vendors, and customers.

In evaluating a company's corporate citizenship, the Investment Manager reviews the company's record on gay and lesbian related charitable giving and other philanthropic activities and its interaction with the gay and lesbian community, such as advertising in gay and lesbian directed publications or other media.

It is not necessary that a company satisfy all of the factors and considerations described above as part of the Non- Fundamental Social Criteria in order to be identified as having satisfied the Social Objective. However, every company must satisfy the Fundamental Social Criteria in order to be included on the list of approved companies.

The Investment Manager uses publicly available information in evaluating companies, including information disseminated by the Human Rights Campaign, the largest national gay and lesbian organization. The Investment Manager also directly reviews company policies and, in certain cases, discusses those policies with the company's management.

The Investment Manager intends to vote proxies of companies included in the Fund's portfolio consistent with the Social Objective. The inclusion of a company on the Fund's list of approved companies with progressive policies towards gays and lesbians does not imply that the company has requested it be included on the list or approved such inclusion, has sought the approval of the Fund with respect to the development and implementation of the company's employment or corporate citizenship policies, or is affiliated with the Fund in any manner.

Investment Policies

The Fund will diversify its holdings to reduce the risks of investing. As a diversified Fund, the Fund is required, by the Investment Company Act with respect to 75% of its assets, to invest no more than 5% of its assets into the securities of any one issuer, and not more than 10% of the outstanding voting securities of an issuer may be owned. In addition, the Fund may not invest more than 25% of its total assets in any one industry.

The Fund may invest up to 10% of its total assets in convertible securities, including bonds, debentures, notes, preferred stocks, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Certain convertible securities may in addition be callable, in whole or in part, at the option of the issuer. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. The Investment Manager will limit investments in convertible securities to those generally considered to be "investment grade" debt securities, which the Investment Manager defines as being rated BBB or higher by Standard & Poor or Baa or higher by Moody. The highest rated debt securities (securities rated AAA by Standard & Poor or Aaa by Moody) carry, in the opinion of such investments ratings agencies, the smallest degree of investment risk and the capacity to pay interest and repay principal is very strong.

The Fund may not invest more than 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale (including repurchase agreements which have a maturity of longer than seven days). Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as privately placed or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Restricted securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country in which they are principally traded would not be considered illiquid. The Fund will treat any securities that are held in countries with restrictions on repatriation of more than seven days, as illiquid securities for purposes of the 15% limitation.

In  recent  years,  a large  institutional  market  has  developed  for  certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act establishes a "safe harbor" from the registration requirements of the Securities Act for resales to qualified institutional buyers of certain securities otherwise subject to restriction on resale to the general public. The Investment Manager anticipates that the market for certain restricted securities will expand further under Rule 144A as a result of the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

The Investment Manager will monitor the liquidity of restricted securities in the Fund under the supervision of the Board of Trustees. In reaching liquidity decisions, the Investment Manager may consider, inter alia, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The Fund may invest cash reserves in (1) direct obligations and/or short-term debt securities (i.e., securities having a remaining maturity of one year or less) issued by agencies or instrumentalities of the United States Government and/or (2) bankers' acceptances, commercial paper or certificates of deposit, provided that the issuer satisfies the Social Objective of the Fund. Although the U.S. government provides financial support to U.S. government sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. The Fund's policy is to hold its assets in such securities pending readjustment of its portfolio holdings of stocks in order to meet anticipated redemption requests.

In accordance with the Investment Company Act, the Fund may invest a maximum of up to 10% of the value of its total assets in securities of other investment companies, and the Fund may own up to 3% of the total outstanding voting stock of any one investment company. In addition, up to 5% of the value of the Fund's total assets may be invested in the securities of any one investment company. As an investor in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its administrative and advisory fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses, however, the Investment Manager has agreed to waive its fees to the extent necessary to comply with state securities laws.

The Fund will readjust its securities holdings periodically to the extent the Investment Manager deems it prudent to do so, and subject to the overall supervision and approval of the Board of Trustees. The timing and extent of adjustments in the holdings of the Fund will reflect the Investment Manager's judgment as to: (1) the appropriate portfolio mix to achieve the investment performance objective of the Fund; (2) the appropriate balance between the goal of correlating the holdings of the Fund with its Social Objective; (3) the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of shares; and (4) compliance with certain restrictions of the Fund imposed by the Fund's investment policies, including those mandated by the Investment Company Act. See "Fundamental Investment Policies And Restrictions" herein. There can be no assurance that any portfolio enhancement strategies will be successful, and the performance of the Fund may as a result be worse than if such strategies were not undertaken. The Board of Trustees of the Fund will receive and review, at least quarterly, a report prepared by the Investment Manager evaluating the performance of the Fund, and will consider what action, if any, should be taken in the event of a significant change in the performance of the Fund.

The Fund's primary consideration in placing securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. For further discussion regarding securities trading by the Fund, see the Statement of Additional Information.

The Fund may make short sales of securities or maintain a short position in securities provided such investment is otherwise consistent with the Fund's Investment Objective and Social Objective. Pursuant to the Investment Company Act, the Fund will maintain government securities and certain other assets in amounts sufficient to cover the fair market value of such sales and positions plus margin posted with brokers for such sales and positions. No more than 25% of the Fund's net assets will be used as collateral for such short positions at any one time.

Fundamental Investment Policies and Restrictions

Certain of the Fund's investment policies and restrictions are "fundamental" and, as such, are subject to change only with shareholder approval. All policies stated throughout this Prospectus, other than those identified in this section as fundamental, may be changed without shareholder approval. The Fund's fundamental policies include its Investment Objective, certain restrictions on its investments under applicable securities laws, and its Fundamental Social Criteria. Although adherence to the Fundamental Social Criteria is a fundamental policy, the other factors and considerations used by the Investment Manager in making its recommendations consistent with the overall Social Objective and the Board in approving such recommendations are discretionary and non-fundamental.

The fundamental policies and restrictions may not be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this Prospectus, means the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the outstanding shares of the Fund present at a meeting at which holders of more than 50% of the Fund's outstanding shares are represented in person or by proxy). If there were a change in the Fund's fundamental policies and restrictions, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial positions and needs. The Statement of Additional Information includes a complete discussion of the foregoing matters as well as other investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. In order to permit the sale of the Shares in certain states, the Fund reserves the right to make commitments more restrictive than the investment policies and restrictions set forth above. If the Fund determines that any such commitment is not in its best interests, it may choose not to sell the Shares in these states or seek a waiver in certain states.


                                 RISK FACTORS

Investment Objective

There can be no assurance that the Fund will be able to achieve its Investment Objective. It should be noted that the limitation of the Fund's investments to equity securities of companies identified as meeting the Social Objective will tend to limit the availability of investment opportunities to the Fund compared to that for other investment companies that have a comparable investment objective to that of the Fund.

Common Stocks

Common stocks, the most familiar type of equity securities, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market, economic and political conditions. Smaller companies are especially sensitive to these factors.

Convertible Securities

Investments in convertible securities of a corporation generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities;, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. The Fund only intends to invest in convertible securities where the value of the option is minimal and the convertible security trades on the basis of its coupon.

Illiquid and Restricted Securities

Investments of the Fund's assets in illiquid securities, (i.e., securities that are restricted in their transfer or for which market quotations are otherwise not readily available or repurchase agreements over seven days), may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a favorable price. The risks associated with illiquidity are particularly acute in situations in which the Fund's operations require cash, such as when the Fund redeems for shares of beneficial interests or pays distributions, and may result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of such investments.

Securities of Foreign Issuers

Some of the securities included in the Fund may be those of foreign issuers (provided that the securities are publicly-traded in the United States in the form of American Depositary Receipts or similar instruments the market for which is denominated in United States dollars). Securities of foreign issuers may represent a greater degree of risk (e.g., as a result of exchange rate fluctuation, tax provisions, war or expropriation) than do securities of domestic issuers.

Loans of Securities

The Fund has the authority to lend its securities to brokers, dealers and financial institutions provided, among other things, that the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit, which is marked to the market daily to ensure that each loan is fully collateralized at all times. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Options

The Fund may enter into certain transactions involving stock options for the purpose of hedging against possible increases in the value of securities which are expected to be purchased by the Fund or possible declines in the value of securities which are held by the Fund. Were the Fund to establish an option position for the purpose of hedging against investment risks, and would do so only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument or instruments underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio.

The Fund will enter only into exchange-traded options. At all times when an option position is outstanding, the Fund will maintain a segregated deposit with the Fund's custodian of cash, money market instruments or high-quality securities sufficient in order to cover the exposure of that position.

Short Positions

Short selling or short positions by the Fund involves the Fund selling a security that it does not own or it borrows from a broker. When the fund purchases the security to replace the borrowed security, if the value of the security declines as anticipated, the Fund will profit to the extent of the difference between the purchase price and the sales price. If the price of the security increases, the Fund will suffer a loss. Short selling or short positions by the Fund involve a risk that the price of the security will not decrease, as anticipated, and the Fund will suffer a loss.

History of Operations; Experience of Investment Manager


As a recently created entity, the Trust will be subject to all the risks incident to the creation of a new business, including the absence of a history of operation, and there can be no guarantee that the Investment Objective of the Fund will be attained. The Investment Manager is a newly created entity and, as such, prior to the commencement of operations of the Fund, had no previous experience in providing investment management services to an investment company; however, the Investment Manager's designated Portfolio Manager for the Fund has provided analytical and portfolio management duties to investment companies and institutional asset management clients, and the Vice President of Operations of the Investment Manager and the Fund's Administrator, BISYS LP, have provided operations, compliance and administrative services to investment companies. See "Management And Service Providers" in general, and "Management and Service Providers - Investment Manager" and "Management And Service Providers - Portfolio Manager" in particular, below.


Investment Risks

There are market risks inherent in any investment, and there is no assurance that the Fund will attain its Investment Objective or that any income will be earned. Moreover, the application of the investment policies is dependent upon the judgment of the Investment Manager. A prospective investor in the Fund should realize there are risks in any policy dependent upon such judgment and that no representation is made that the Investment Objective of the Fund will be attained or that there may not be substantial loses in any particular investment. At any time, the value of the Fund's shares may be more or less than the cost of such shares to the investor.


                       MANAGEMENT AND SERVICE PROVIDERS


The Board of Trustees of the Fund provide broad supervision over the affairs of the Fund. The Fund has engaged Meyers Capital Management to provide management and investment advisory services to the Fund, BISYS LP to provide administration and distribution services to the Fund, BISYS Inc. to provide fund accounting and transfer agent services to the Fund, and Wells Fargo to provide custodial services to the Fund.


Board of Trustees and Officers


The Board of Trustees is responsible for the overall management and supervision of the Fund's business. The Board of Trustees consists of Ms. Shelly J. Meyers, Mr. Leslie C. Sheppard, Ms. Gwendolyn H. Baba, Mr. Jay W. Gendron, Mr. Robert E. Gipson, Professor Leonard Greenhalgh and Dr. Duane E. McWaine. None of the Trustees, with the exception of Ms. Meyers, Mr. Sheppard and Ms. Baba by virtue of their ownership interests in Meyers Capital Management, are considered "interested persons" of the Fund as defined by the Investment Company Act.

The Board of Trustees is responsible for deciding matters of general policy and reviewing actions of the Fund's contractors and agents, including the actions of the Investment Manager, the Administrator, the Fund Accounting Agent, the Transfer Agent, the Distributor, and the Custodian. The officers of the Trust conduct and supervise the Fund's daily business operations. The Board of Trustees also has broad supervisory authority over the Investment

Manager's determination of which companies satisfy the Social Objective, and are therefore eligible to be considered for an investment by the Fund.

Ms. Shelly J. Meyers, the Chairman of the Board of Trustees, is also the Manager, Chief Executive Officer, Chief Financial Officer and the principal owner of the Investment Manager, Meyers Capital Management. Ms. Meyers has a background as a research analyst and assistant portfolio manager for The Boston Company Asset Management, Inc., an investment management company, and has also been a lead analyst for the Chevron Corporation and a certified public accountant engaged in private practice. See "Management and Service Providers - Investment Manager" below. Ms. Meyers received her Bachelors of Arts degree from the University of Michigan and her Masters of Business Administration degree from the Amos Tuck School of Business Administration at Dartmouth College. Ms. Meyers is a member of the Executive Board of Directors of the Gay and Lesbian Community Services Center located in Los Angeles, California, and is also a member of the Human Rights Campaign, the largest national gay and lesbian organization.

Mr. Leslie C. Sheppard, who is also an owner of the Investment Manager, has a background in real estate marketing and management. From 1993 until he became a principal in March 1996 with Meyers Capital Management, Mr. Sheppard was Sales Representative for Fannie Mae, where he managed all aspects of a 300 property real estate inventory worth over $40 million. Prior to his employment with Fannie Mae, Mr. Sheppard was a principal of and the real estate asset manager for Takenaka & Co. where he was responsible for real estate acquisitions, management, marketing and government compliance. Mr. Sheppard received his Bachelors of Science degree in Business Administration and his Master of Business Administration degree in Finance from the University of Southern California.

Ms. Gwendolyn H. Baba, who is also the President and an owner of the Investment Manager, is general partner of several real estate management and development partnerships, and is also a former investment banker. Ms. Baba holds a M.A. degree in Management from the University of Redlands and a Bachelors of Arts degree in Philosophy from Lewis & Clark College. Ms. Baba is a member and past co-chair of the Board of Directors of the Gay and Lesbian Community Services Center, and is also on the Board of Directors of ANGLE (Access Now For Gay And Lesbian Equality), a political fund raising organization, both located in Los Angeles, California. Ms. Baba also holds appointments to the California Democratic State Central and Los Angeles County Committees, and is a member of the Board of Directors of the Human Rights Campaign.


Mr. Jay W. Gendron, an entertainment attorney, is Vice President, Legal Affairs, of Warner Bros. Television Productions (formerly Lorimar Productions). Mr. Gendron received his Juris Doctor degree from Duke University School of Law and his Bachelors of Arts degree in Government & International Studies from the University of Notre Dame. Mr. Gendron in on the Board of Directors of the Camp Laurel Foundation (which provides camping opportunities for children with HIV and AIDS) and the Angels On My Shoulder Foundation (which provides support for care-providers for cancer patients).

Mr. Robert E. Gipson, a business and corporate attorney, is a shareholder of and an attorney with Gipson Hoffman & Pancione, a Los Angeles law firm. Mr. Gipson received his Juris Doctor degree from Yale Law School and his Bachelors of Arts degree in Government from Harvard College. Mr. Gipson is the founder and initial president of the Los Angeles Venture Association (also known as LAVA), and is on the Board of Directors of the City Scholars Foundation (which promotes excellence in inner-city education), the James Redford Institution (active in organ transplant issues), the Sundance Film Institute (which promotes independent film development) and the Westwood United Methodist Church.

Professor Leonard Greenhalgh is Professor of Management at the Amos Tuck School of Business Administration at Dartmouth College, and has also taught at Stanford University and Cornell University. In addition to teaching, Professor Greenhalgh also provides executive education, research and consulting services to large corporations and organizations. Professor Greenhalgh received a Ph.D. degree from Cornell University, and a Masters in Business

Administration degree and a Bachelors of Science degree in Biology and Chemistry from the University of Rhode Island.

Dr. Duane E. McWaine is a psychiatrist who has been in solo private practice since 1988. Dr. McWaine was recently appointed as Medical Director of the Didi Hirsch Medical Health Center. Dr. McWaine is on the Executive Board of Directors of the Los Angeles Gay and Lesbian Community Services Center, and is a member of Southern California Physicians for Human Rights. He has also been involved in a variety of AIDS/HIV related health care programs in the Los Angeles area. Dr. McWaine graduated from Princeton University in 1980, and received his Medical degree from the University of Southern California School of Medicine in 1984.

For further information about the Board of Trustees and the officers of the Fund, including their general business experience, see "Management Of And Service Providers For The Trust And Fund" in the Statement of Additional Information.

Investment Manager


The Fund has engaged the Investment Manager, Meyers Capital Management, to serve as both the manager and the investment adviser for the Fund pursuant to an Investment Management Agreement approved by the Board of Trustees. The Investment Manager is a California limited liability company organized on January 23, 1996, which has been registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 7, 1996. The Manager and principal owner of the Investment Manager is Ms. Shelly J. Meyers. The officers of the Investment Manager are Ms. Meyers, Chief Executive Officer and
Chief Financial Officer; Ms Gwendolyn H. Baba, President; and Mr. Philip McKinley, Vice President of Operations and Secretary. Ms. Baba , Mr. Sheppard and Mr. McKinley are also owners of the Investment Manager.

As a newly created entity, the Investment Manager did not, prior to the commencement of operations of the Fund, have previous experience in providing investment management services to an investment company. However, Ms. Shelly J. Meyers, the Investment Manager's designated Portfolio Manager for the Fund, has provided analytical and portfolio management services to investment companies and institutional asset management clients. Additionally, Mr. Philip McKinley, the Vice President of Operations of the Investment Manager, and the Fund's Administrator, BISYS LP have provided compliance and administrative services to investment companies. See "Risk Factors History Of Operations; Experience Of
Investment Manager" above, "Management And Service Providers - Portfolio Manager" below, and "Management Of And Service Providers For The Trust And The Fund" in the Statement of Additional Information.


As part of its management function, the Investment Manager oversees (subject to the overall authority of the Board of Trustees) the overall operations and administration of the Fund, including the supervision of professional services rendered by others, including the Distributor, Administrator, Transfer Agent, and Custodian, as well as accounting, auditing, legal and other services.

As part of its investment advisory function, the Investment Manager implements the investment strategy of the Fund and manages the Fund's investments subject to the Fund's Investment Objective and Fundamental Social Criteria and the overall supervision by the Board of Trustees. Specifically, the Investment
Manager determines, from amongst the companies who have been identified as satisfying the Social Objective, which companies the Fund should invest in, what the appropriate mix of investments amongst such companies should be, and the timing and extent of adjustments in the holdings of the Fund to satisfy the requirements of diversification and the need to maintain sufficient reserves for anticipated redemptions of shares. The Investment Manager also has sole discretion to select brokers for purchases and sales. Although the Investment Manager's activities are subject to general oversight by the Trustees and officers of the Fund, neither the Trustees nor officers of the Fund evaluate the merits of the Investment Manager's selection of individual securities from amongst approved companies.

The Investment Management Agreement provides that the Investment Manager shall not be liable and shall be indemnified, for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Management Agreement relates, except liability resulting from willful misfeasance, bad faith or gross negligence in the performance of duties specified in the Investment Management Agreement or from reckless disregard of the Investment Manager's obligations thereunder.

Pursuant to the terms of the Investment Management Agreement, the Fund pays the Investment Manager for its management and investment advisory services, a monthly fee equal, on an annual basis, to 1% of the Fund's average daily net assets. The Investment Manager has undertaken to waive such portion of its investment management fee and to assume and pay such portion of the Fund's expenses necessary to maintain Total Annual Operating Expenses of no more than 1.95% per year of average daily net assets.

Portfolio Manager


Ms. Shelly J. Meyers, the Manager of the Investment Manager and its Chief Executive Officer and Chief Financial Officer, has been designated by the Investment Manager as its "portfolio manager" for the Fund, in which capacity she is responsible for providing all investment advisory services to the Fund on behalf of the Investment Manager. Ms. Meyers received her Bachelors of Arts degree from the University of Michigan and her Masters of Business Administration from the Amos Tuck School of Business Administration at Dartmouth College. From July, 1994 through February, 1995, Ms. Meyers was Assistant Vice President, Institutional Asset Management for The Boston Company Asset Management, Inc., in which capacity she acted as an equity research analyst and assistant portfolio manager for the institutional investment group and was the lead equity analyst for the entertainment, communications, apparel, specialty retail, and energy industries. In that capacity Ms. Meyers was responsible for analyzing portfolios containing investments valued at up to $1.2 billion. From June, 1993 through September, 1993, Ms. Meyers was an Analyst with The Boston Company Asset Management, Inc. From June, 1989 through September, 1992, Ms. Meyers was Lead Analyst, International Audit, with the Chevron Corporation, in which capacity, she led the analysis and review of various projects and operations throughout the world and reported her findings to executive management. Ms. Meyers is a certified public accountant in the State of California.



Administration, Fund Accounting and Transfer Agents


The Fund has entered into an agreement with BISYS LP to provide the Fund with administrative services pursuant to an Administration Agreement. Pursuant to the Administration Agreement, BISYS LP generally performs or supervises the performance by others of certain administrative services including, without limitation, calculating Fund expenses and controlling disbursements; assisting Fund counsel with preparing prospectuses, statements of additional information, registration statements and proxy materials; preparing reports, applications and documents required for compliance by the Fund with applicable federal and state laws and regulations; developing and preparing communications to shareholders, including the Fund's annual report and proxy materials; administering contracts between the Fund and other service providers; coordinating and supervising the filing of the Fund's tax returns; and monitoring and advising the Fund on its registered investment company status under the Internal Revenue Code. BISYS LP also provides persons satisfactory to the Board of Trustees of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Trustees of the Fund, may be directors, officers or employees of BISYS LP or its affiliates. As compensation for these services, the Fund pays BISYS LP, per year, an amount equal to 0.15% of the first $100 million in aggregate Fund assets, 0.10% for the next $400 million, 0.07% for the next $500 million, and 0.06% for aggregate Fund assets in excess of $1 billion.

The Fund has entered into an agreement with BISYS Inc. to provide the Fund with fund accounting, services, pursuant to a Fund Accounting Agreement. Pursuant to the Fund Accounting Agreement, BISYS Inc. maintains the Fund's books and records and calculates the Fund's net value on a daily basis, in consideration of which the Fund pays BISYS Inc. the sum of $35,000 per year, plus reimbursement of out-of-pocket expenses.

The Fund has entered into an agreement with BISYS Inc. to provide the Fund with dividend disbursing and transfer agency services, pursuant to a Transfer Agency Agreement. Pursuant to the Transfer Agency Agreement, BISYS Inc. provides dividend disbursement, registrar and transfer agency services to the Fund, in consideration of which the Fund pays BISYS Inc. the sum of $15 per year per each shareholder, subject to a $12,000 per year minimum.

Plan of Distribution

The Trustees of the Trust have adopted a Plan of Distribution (the "Distribution Plan") with respect to the Fund in accordance with Rule 12b-1 under the Investment Company Act after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. As contemplated by the Distribution Plan, BISYS LP acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to the Distribution Agreement. Pursuant to the Distribution Agreement, BISYS LP also acts as the Fund's Distributor, and is responsible for facilitating the continuous sale or redemption of Fund shares. Solely for the purpose of reimbursing BISYS LP for activities primarily intended to result in the sale of Fund shares, the Trust has, on behalf of the Fund, adopted the Distribution Plan wherein, pursuant to Rule 12b-1 of the Investment Company Act, the Fund is authorized to spend up to 0.25% of net asset value annually for BISYS LP's services in connection with the distribution of shares of the Fund. The Distribution Plan was approved by the independent trustees of the Trust as well as the Fund's initial shareholders.

BISYS LP acts as the principal underwriter of shares of the Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expense (including rent and overhead) and equipment. Under the Distribution Plan, BISYS LP may receive a fee from the Fund at an annual rate up to but not to exceed 0.25% of the Fund's average daily net assets in anticipation  of, or as  reimbursement  for,  costs  and  expenses  incurred  in connection with the sale of shares of the Fund, such as payments to broker-dealers who advise shareholders regarding the purchase, sale or retention of shares of the Fund, payments to employees of BISYS LP, advertising expenses and the expenses of printing and distributing prospectuses and reports used for sales purposes, expenses of preparing and printing sales literature and other distribution-related expenses. BISYS LP will provide to the Board of Trustees a quarterly written report of amounts expended by it under the Distribution Plan and the purposes for which such expenditures were made.


Custodian

The Fund has engaged Wells Fargo to act as custodian of the assets of the Fund, pursuant to a Custodian Agreement. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest on the Fund's investments, and maintaining books of original entry for fund accounting purposes. As compensation for its services, the Fund pays Wells Fargo, per year, an amount equal to 0.10% of the first $20 million in aggregate Fund assets, and 0.04% for aggregate Fund assets in excess of $20 million, subject to a $15,000 per year minimum.


                      PURCHASES AND REDEMPTIONS OF SHARES

Purchases

Shares of the Fund may be purchased without a sales load at the net asset value next determined after an order for shares is received and accepted by the Fund. The minimum initial investment in the Fund is $1,000 (except that the minimum initial investment when selecting the Automatic Investment Plan is $250). The minimum subsequent investment is $100 ($50 for the Automatic Investment Plan).

Initial Investments by Mail


Subject to acceptance by the Fund, investors desiring to purchase shares of the Fund by mail should complete an Account Application and mail the Application to the Fund at the address noted below, together with a check in U.S.
dollars ($1,000 minimum), payable to "Meyers Pride Value Fund":

                             Meyers Pride Value Fund
                                 P.O. Box 182496
                            Columbus, Ohio 43218-2496

Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of the Fund next determined after receipt. Such payment need not be converted into federal funds (monies credited to the bank of the Fund's Custodian by a Federal Reserve Bank) before acceptance by the Fund.

Initial Investments by Wire

Subject to acceptance by the Fund, shares of the Fund may be purchased by wiring federal funds ($1,000 minimum generally, $250 minimum for the Automatic Investment Plan) to the Trust. Notification of an investor's intent to make a wire transfer must be given to the Fund at 1-800-410-3337 prior to 4:00 p.m., New York time, on the business date prior to the date the purchase monies will be wired. (Prior notification should also be received from investors with existing accounts). Complete wire instructions will be given to Investors upon making their notification of intent to wire transfer funds. [Investors Fiduciary Trust Company ??] A completed Account Application must be forwarded by overnight mail to the Fund at the address noted below:

                            Meyers Pride Value Fund
                            c/o BISYS Fund Services
                               3425 Stelzer Road
                           Columbus, Ohio 43219-8021

Funds must be paid in U.S. dollars. Federal funds purchases will be accepted only on days in which the Fund, the Distributor and the Custodian are open for business. Currently, days in which the Fund, the Distributor and the Custodian are not open are those days on which the New York Stock Exchange is closed.

Additional Investments

Additional investments may be made at any time (minimum investment of $100 {$50 for the Automatic Investment Plan}) by purchasing shares of the Fund at net asset value by mailing a check to the Fund at the address noted above under "Initial Investments by Mail" (payable to the "Meyers Pride Value Fund" or by wiring monies as outlined above under "Initial Investments by Wire"). For a wire purchase, notification must be given to the Fund at 1-800-410-3337 prior to 4:00 p.m., New York time, on the business day prior to the day the purchase monies will be wired.


Investments Through Shareholder Organizations

Shares may also be purchased through a broker, a bank, or other institutions or investment professionals ("Shareholder Organizations"). Shareholder Organizations may impose minimum customer account and other requirements in addition to those of the Fund. Investors purchasing or redeeming shares may be charged a transaction-based fee and other charges for the services of the Shareholder Organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of its fees and information regarding any additional or different conditions regarding purchases or redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. If an investor purchases shares through a Shareholder Organization, the Shareholder Organization must promptly transmit such order to the Fund so that the order receives the net asset value next determined following receipt of the order. The Fund does not pay to or receive compensation from Shareholder Organizations for the sale of Fund shares.

Investments Through IRAs and Other Qualified Retirement Plans


The Fund has available special forms which enable an investor to purchase Fund shares through his or her Individual Retirement Account ("IRA"). The Fund may be used as a qualifying medium for IRAs and other qualified retirement plans ("Plans"). The minimum initial investment for an IRA or a Plan is $250.
Completion of a special application is required in order to create such a account. A $5.00 establishment fee and an annual $12.00 maintenance and custody fee is payable with respect to each IRA; in addition there will be charged a $10.00 termination fee when the account is closed. Fund shares may also be purchased for IRAs and Plans established with other authorized custodians. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs and other Plan accounts, contact the Fund.


Investors may also, in certain circumstances, be able to invest in the Fund through other types of retirement plans, such as through simplified employee pension plans ("SEPs"), qualified pension plans, and tax deferred annuity plans sponsored by their employers. Investors considering investments through an IRA or other types of retirement plans should write or telephone the Fund for further information and the appropriate form of application.

Investments Through Automatic Investment Plan

The Fund also has available special forms enabling an investor to regularly invest, through his or her bank, specified dollar amounts in periodic intervals into the Fund (the "Automatic Investment Plan"). The minimum initial investment under the Automatic Investment Plan is $250, and minimum subsequent investments are $50. Payments under the Automatic Investment Plan are automatic and will continue until such time as the Fund and the investor's bank are notified to discontinue further investments. Due to the varying procedures to prepare, process and to forward the bank withdrawal information to the Fund, there may be a delay between the time of the bank withdrawal and the time the money reaches the Fund. The investment in the Fund will be made at the next-determined net asset value per share after receipt of the funds and bank withdrawal data are received in the form required by the Fund. Investors regarding investments through the Automatic Investment Plan should write or telephone the Fund for further information and the appropriate form of application.

Other Purchase Information

The Fund reserves the right, in its sole discretion, to cease offering its shares for sale at any time or to reject any order for the purchase of its shares when, in the judgment of the Board of Trustees or officers of the Fund, such suspension or rejection is in the best interests of the Fund. The Fund and the Distributor also reserve the right to modify the minimum investment requirement, the subsequent investment requirement, or the manner in which shares are offered.

For each shareholder of record, the Fund establishes an open account to which all shares purchased are credited together with any dividends and capital gain distributions which are paid in additional shares. See "Other Information Concerning Shares Of The Fund - Dividends And Capital Gain Distributions" herein. Purchases of Fund shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

Redemptions

Shares of the Fund may be redeemed by mail, or, if authorized, by telephone, subject to certain procedures. The value of the shares redeemed may be more or less than the shareholder's purchase price, depending on the Fund's performance during the period the shareholder owned its shares. A shareholder owning $12,000 or more of shares of the Fund may elect to have periodic redemptions of not less than $100 made from his or her account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum payment per year is 12% of the account value at the time of the election. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date. Redemptions of shares are taxable events on which the shareholder may recognize a gain or a loss.

By Mail

The Fund will redeem the shares at the net asset value per share next determined after a redemption request is received in "good order." The net asset value per share of the Fund is determined as of 4:00 p.m., New York time, on each day that the Fund, the Transfer Agent and the New York Stock Exchange are open for business. Requests should be addressed to:


                            Meyers Pride Value Fund
                                P.O. Box 182496
                           Columbus, Ohio 43218-2496


Requests in "good order" must include the following documentation:

     (1) a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered (if the shares are in street name, the investor may be required to sell the shares through his or her investment professional);

     (2)  any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3)  other supporting legal documents, if required, in the case of estates,
          trusts,  guardianships,   custodianships,  corporations,  pension  and
          profit sharing plans and other organizations.

Signature Guarantees

To protect shareholder accounts, the Fund and the Transfer Agent from fraud, signature guarantees are required to enable the Transfer Agent to verify the identity of the person who has authorized a redemption from an account. The signature must be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange or by a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation. Notarization by a notary public is not acceptable. Signature guarantees are required for (1) redemptions where proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Signature guarantees may also be provided through participation in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Transfer Agent at 1-800-410-3337 for further details.

By Telephone


Provided the Telephone Redemption Option has been authorized by initialing the appropriate box in the Account Application, a redemption of shares may be requested by calling the Transfer Agent at 1-800-410-3337 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option is authorized, the Fund and the Transfer Agent may act on telephone instructions from the person representing himself or herself to be a shareholder and believed by the Fund or the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and the shareholders, not the Fund or the Transfer Agent, bear the risk of any loss, liability, cost or expense for acting upon telephone instructions believed to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. The following information must be supplied by the shareholder or broker at the time a request for a telephone redemption is made: (1) the shareholder's account number; (2) the shareholder's social security number; and (3) the name and account number of the shareholder's designated securities dealer or bank. Telephone redemptions will be suspended for a period of ten days following a telephonic address change.


Payment

Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to 15 business days from the purchase date.

Other than described above, payment of the redemption proceeds will be made by check mailed within seven days after receipt of an order for a redemption. Investors may request that payment be made by wire transfer to the investor's designated account at a commercial bank.

A shareholder owning $12,000 or more of shares of the Fund may elect to have periodic redemptions of at least $100 be made from his or her account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum payment per year is 12% of the account value at the time of the election. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange or the Fund or the Transfer Agent are closed (in addition to weekends or holidays) or trading on such Exchange is restricted, or under any emergency circumstances as determined by the Securities and Exchange Commission.

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission. Investors generally will incur brokerage charges on the sale of Fund securities so received in payment of redemptions.

Other Redemption Information

The Fund and the Transfer Agent reserve the right, in their sole discretion, to suspend the right of telephone redemptions in general or to reject a telephone redemption with respect to any individual shareholder in particular, either before, during or after the call, when, in the judgment of the Board of Trustees or officers of the Fund, such suspension or rejection is in the best interests of the Fund. The Fund and the Distributor also reserve the right to modify the redemption procedures from time-to-time including, without limitation, requiring signature guarantees for all redemption requests.

The Fund reserves the right to redeem involuntary on at least 30 days' notice the balance in a shareholder's account having a current value of not less than $250, but not if an account falls below $250 due to a change in the market value of the Fund's shares.


                                  TAX MATTERS

The Fund intends to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as such, the Fund must satisfy certain requirements relating to its sources of income, diversification of its assets, and distribution of its income. As a regulated investment company, the Fund will not be required to pay any federal income or excise taxes on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements imposed by the Code.

Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and any realized net capital gain distributions they receive from the Fund. At the end of each calendar year, each shareholder receives information for tax purposes on the dividends and any realized net capital gain distributions received during that calendar year including the portion taxable as ordinary income, the portion taxable as capital gains, the portion, if any, representing a return of capital (which generally is free of current taxes but results in a basis reduction) and the amount of dividends eligible for the dividends-received deduction for corporations.

Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) will cause any short-term capital loss realized on the disposition by a shareholder of Fund shares held for six or fewer months to be recharacterized, to the extent of those distributions, as long-term capital loss. Under the back-up withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and payments made by the Fund. Generally, shareholders are subject to back-up withholding if they have not provided the Fund with a correct taxpayer identification number and certain other certifications. Individuals, corporations and other shareholders who are not U.S. persons under the Code are generally subject to withholding at the rate of 30% (or lower rate provided by an applicable tax treaty) on dividends from the Fund.

In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Fund.

Under current law, the Fund is not liable for any income or franchise tax in the State of Delaware as long as the Fund qualifies as a regulated investment company under the Code. The Fund's fiscal year-end is May 31.

The foregoing discussion is intended for general information only. A prospective shareholder should consult with its own tax adviser as to the tax consequences of an investment in the Fund including the status of distributions from the Fund under applicable state or local law. See "Taxation" in the Statement of Additional Information for a more detailed discussion of the federal, state and local income tax consequences of investing in the Fund shares.

                OTHER INFORMATION CONCERNING SHARES OF THE FUND

Determination of Net Asset Value of Shares

The Fund determines the net asset value of the shares of the Fund on each Fund business day. This determination is made once during each such day as of 4:00 P.M. on regular trading days of the New York Stock Exchange by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of shares of the Fund outstanding. A share's net asset value is effective for orders received by the Fund prior to the close of the business day on which such net asset value is determined.

Equity securities held by the Fund are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Short- term obligations with remaining maturities of less than sixty days are valued at amortized cost, which are valued at fair value as determined by the Board of Trustees of the Fund. Fund securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotation or valuations are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

Dividends and Capital Gain Distributions

Substantially all of the Fund's net income from dividends and interest is paid to the Fund's shareholders annually as a dividend, usually in December. For this purpose, the Fund's net income from dividends and interest consists of all income from dividends and interest accrued on the assets of the Fund, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

The Fund also declares a long-term capital gain distribution to its shareholders on an annual basis, usually in December, if the Fund's profits during the year from the sale of securities held for longer than the applicable long-term capital gains holding period exceeds the Fund's losses during such year from the sale of securities together with the Fund's net capital losses carried forward from prior years (to the extent not used to offset short-term capital gains). The Fund's net short-term capital gains realized during each fiscal year will also be distributed at that time.

The Fund will also make additional distributions to its shareholders to the extent necessary to avoid application of the 4% non-deductible excise tax created by the Tax Reform Act of 1986 on certain undistributed income and net capital gains of mutual funds.

A shareholder of the Fund may receive dividends and capital gain distributions either in cash or in additional shares of the Fund.


Dividend and capital gain distributions in the form of cash or checks which are either (1) returned and marked as "undeliverable" or (2) uncashed for six months, will be changed automatically and future dividend and capital gain distributions will be reinvested in the Fund at the net asset value per share determined as of the date of payment of the distribution. Additionally, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the net asset value per share determined as of the date of cancellation.


Expenses


All expenses incurred in the operation of the Fund will be borne by the Fund. These expenses include: organizational costs; taxes; the execution, recording and settlement of security transactions including brokerage fees and commissions; fees of members of the Board of Trustees who are not officers, managers, employees or holders of 5% or more of the beneficial interests of the Fund or its affiliates; expenses relating to the issuance, registration and qualification of shares of the Fund including Securities and Exchange Commission fees and state Blue Sky qualification fees and the preparation, printing and mailing of prospectuses for such purposes; fees to the Investment Manager for its services as investment adviser and manager; fees to BISYS LP for its administration services, fees to BISYS Inc. for its fund accounting, dividend disbursement, registration and transfer agent services; fees to Well Fargo for its custodial agent services;
reimbursements to BISYS LP for its distribution expenses pursuant to the Distribution Agreement (subject to the cap set forth in the Distribution Plan); certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Fund's existence; costs of independent pricing services; costs attributable to investor services (other than those arranged by BISYS LP pursuant to Distribution Agreement); costs of shareholders reports and meetings; costs of preparing, printing and mailing certain prospectuses, reports, notices, proxy statements and statements of additional information to shareholders; and any extraordinary expenses.

Description of Shares, Voting Rights and Liabilities

The Trust Instrument permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. To date the Fund is the only series of shares issued under the Trust. However, the Trust reserves the right to create and issue additional series of shares, in which case the shares of each series would participate equally in the dividends and assets of the particular series. The Trust may establish additional classes of any series of shares. For example, the Trust may offer another class of shares that has lower annual distribution fees or shareholder servicing fees. Prior to offering another series of shares, the Trust would either issue a new Prospectus and Statement of Additional information or amend this Prospectus and the Statement of Additional Information to reflect such issuances.


Each share of the Fund represents an equal proportionate interest in the Fund with each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and nonassessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. There is no requirement for the Trust, and the Board of Trustees has no current intention, of holding annual meetings of shareholders of the Fund, although the special meetings of Fund shareholders may be held when, in the judgment of the Board of Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shares of each series will vote separately to approve matters specifically concerning such series such as amendments to any plan of distribution under Section 12b-1 of the Investment Company Act, any changes in fundamental investment policies or restrictions of such series, and the approval of any investment management or advisory contract pertaining to such series (unless any of such matters also affect other series, in which case all of such affected series shall vote together). In any event, shares of all series will vote together in the following matters: (1) the removal of Trustees; (2) the termination of the Trust; (3) certain amendments of the Trust Instrument; and (4) on such additional matters relating to the Trust as may be required or authorized by law, the Trust Instrument or the By-laws. If holders of 10% or more of the Fund's outstanding shares so request, a meeting of the Fund shareholders will be called. The Trust will assist in shareholder communications as required by
Section 16(c) of the Investment Company Act.


The Trust is an entity of the type commonly known as a "Delaware Business Trust." Under Delaware law, shareholders of such a business trust are entitled to the same limitation of personal liability extended to stockholders of a corporation. Under the Trust Instrument, no shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to the Trust or any series. The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund or the Trust solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides for the maintenance, by or on behalf of the Trust and the Fund, of appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust and the Fund, their shareholders, trustees, officers, employees and agents, covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law did not apply, inadequate insurance existed, and the Fund itself was unable to meet its obligations.


The Fund's Statement of Additional Information contains more detailed information about the Fund, including information related to: (1) investment policies and restrictions of the Fund; (2) the Trustees, officers, Investment Manager, Administrator, Fund Accounting Agent, Transfer Agent and Custodian of the Fund; (3) portfolio transactions; (4) the Fund's shares, including rights and liabilities of shareholders; (5) additional performance information, including the method used to calculate yield and total rate of return quotations of the Fund; (6) determination of the net asset value of shares of the Fund; and
(7) the audited Statement of Assets and Liabilities of the Fund at June 7, 1996, and (8) unaudited interim financial statements of the Fund as of and at December 31, 1996.



                            PERFORMANCE INFORMATION

Performance information concerning the Fund may from time-to-time be used in advertisements, shareholder reports or other communications to shareholders. The Fund may provide period and average annualized "total rates of return" with respect to the Fund. The "total rate of return" of the Fund refers to the change in the value of an investment in a Fund over a stated period based on any change in net asset value per share and includes the value of any shares purchasable with any dividends or capital gain distributions declared during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a 52-week period, and that all dividends and capital gain distributions are reinvested. An annualized total rate of return will be slightly higher than a period total rate of return if the period is shorter than one year, because of the effect of compounding.

Historical total return information for any period or portion thereof prior to the establishment of the Fund will be that of the Fund, adjusted to assume that all charges, expenses and fees of the Fund which are presently in effect were deducted during such periods.

The Fund may provide "yield" quotations with respect to the Fund. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period shall be stated in any advertisement or communications with a shareholder). This income is then "annualized," that is, the amount of income generated by the investment over the period is assumed to be generated over a 52-week period and is shown as a percentage of Investment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.


From time-to-time the Fund may also quote fund rankings from various sources, such as Lipper Analytical Services, Inc., and may compare its performance to that of unmanaged securities indices, such as the S&P 500 (Standard & Poor's 500 Composite Stock Price Index) and the Dow Jones Industrial Average. "Standard & Poor," "S&P" and "Standard & Poor's 500" are trademarks of Standard & Poor Corporation. See the Statement of Addition Information for further information concerning the calculation of yield and any total rate of return quotations. Since the Fund's yield and total rate of return quotations are based on historical earnings and since such yield and rates of return fluctuate over time, such quotations should not be considered as an indication or representation of the future performance of the Fund.

                            MEYERS INVESTMENT TRUST

                            MEYERS PRIDE VALUE FUND
                             --------------------

Trustees and Officers

Shelly J. Meyers
Trustee (Chairman of the Board)
and President

Leslie C. Sheppard
Trustee and Executive Vice President

Gwendolyn H. Baba
Trustee

Jay W. Gendron, Esq.
Trustee

Robert E. Gipson, Esq.
Trustee

Leonard Greenhalgh, M.B.A., Ph.D.
Trustee

Duane E. McWaine, M.D.
Trustee

Mark Sichley
Vice President

Tejal Albanese
Treasurer

Theresa Donovan
Secretary

Philip McKinley
Assistant Secretary

Alaina Metz
Assistant Secretary

Bruce Treff
Assistant Secretary



Investment Manager

Meyers Capital Management, LLC
8901 Wilshire Boulevard
Beverly Hills, California 90211

Distributor and Administrator

BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

Fund Accounting Agent
and Transfer Agent

BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

Custodian

Wells Fargo Bank, N.A.
P.O. Box 63084
San Francisco, California 94163

Legal Counsel

Pollet & Woodbury, a Law Corporation
10900 Wilshire Boulevard
Suite 500
Los Angeles, California 90024

Legal Counsel for the
Independent Trustees

Mayer, Brown & Platt
1675 Broadway, Suite 1900
New York, New York 10019

Independent Auditors

KPMG Peat Marwick LLP
345 Park Avenue
New York, New York 10154

                                    PART B

                             MEYERS PRIDE VALUE FUND

               (formerly known as the Meyers Sheppard Pride Fund)


               A separate portfolio of the Meyers Investment Trust
                 (formerly the Meyers Sheppard Investment Trust)

                                 --------------

                             8901 Wilshire Boulevard
                         Beverly Hills, California 90211
                        Telephone Number: (310) 657-9393
                        Facsimile Number: (310) 657-9380




                       STATEMENT OF ADDITIONAL INFORMATION
                                February 6, 1997

The Meyers Pride Value Fund (the "Fund") is organized as a separate series of the Meyers Investment Trust (the "Trust"), a business trust organized under the laws of the State of Delaware. The Fund was formerly known as the Meyers Sheppard Pride Fund, and the Trust was formerly known as the Meyers Sheppard Investment Trust.

The Fund is an open-ended no-load diversified mutual fund whose overall investment objective is to attain long-term capital appreciation through investing in a diversified portfolio of equity securities of under-valued but nevertheless fundamentally sound companies which have been identified as generally having progressive policies towards gays and lesbians, and at a minimum having in place specifically stated policies against discrimination in hiring and promotion based upon sexual orientation. See "Investment And Social Objectives, Policies And Restrictions" herein.

This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus for the Fund dated February 6, 1997, as amended or supplemented from time to time. This Statement of Additional Information should be read in conjunction with the Prospectus dated February 6, 1997, a copy of which may be obtained by an investor without charge by contacting BISYS Fund Services Limited Partnership, the Fund's Distributor, at 3435 Stelzer Road, Columbus, Ohio 43219, or at (800) 410- 3337. This Statement of Additional Information has been incorporated into the Prospectus.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus and should be read only in conjunction with such prospectus.

                               TABLE OF CONTENTS

                                                                          Page

The Fund...................................................................B-3
Investment And Social Objectives, Policies And Restrictions................B-4
Tax-sheltered Retirement Plans............................................B-13
Investment Programs.......................................................B-16
Performance Information...................................................B-16
Determination Of Net Asset Value; Valuation Of Fund Securities............B-17
Management Of And Service Providers For The Trust And The Fund............B-18
Independent Auditors......................................................B-25
Code Of Ethics............................................................B-26
Taxation..................................................................B-26
Fund Transactions And Brokerage Commissions...............................B-27
Description Of Shares, Voting Rights And Liabilities......................B-29
Financial Statements......................................................B-30

                                   THE FUND

The Meyers Pride Value Fund (the "Fund") is organized as a separate series of the Meyers Investment Trust (the "Trust"), a business trust organized under the laws of the State of Delaware on March 25, 1996. The Fund is an open-ended no-load diversified management investment company whose overall investment objective is to attain long-term capital appreciation through investing in a diversified portfolio of equity securities of under-valued but nevertheless fundamentally sound companies. The Fund will invest in securities of selected companies which have been identified by Meyers Capital Management, LLC ("Meyers Capital Management"), the Investment Manager of the Fund, as generally having progressive policies towards gays and lesbians, but at a minimum having in place specifically stated policies against discrimination in hiring and promotion based upon sexual orientation. See "Investment And Social Objectives, Policies And Restrictions" herein.


The Fund is the first series to be established under the Trust. As a diversified fund, the Fund is required, by the Investment Company Act of 1940, as amended (the "Investment Company Act"), with respect to 75% of its assets, to invest no more than 5% of its assets in the securities of any one issuer and not more than 10% of the outstanding voting securities of an issuer may be owned.


The Fund was formerly known as the Meyers Sheppard Pride Fund, until the Trustees approved a change in the Fund's name to the Meyers Pride Value Fund on January 3, 1997; and the Trust was formerly known as the Meyers Sheppard Investment Trust, until the Trust's name was changed to the Meyers Investment Trust pursuant to an amendment to the Trust's Certificate of Trust filed with the Delaware Secretary of State on January 29, 1997.


The Fund's investment and social objectives and policies, including the identification of companies which have progressive policies towards gays and lesbians, are, with the exception of certain fundamental policies, determined by the Investment Manager, subject to the Board of Trustees providing broad supervision over the affairs of both the Fund and the Trust. The Fund has, to date, identified over 325 publicly-traded companies meeting this criteria, most of which are listed on the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). A majority of the Board of Trustees are not affiliated with the Investment Manager.

The Investment Manager serves as the Fund's manager and investment adviser pursuant to an Investment Management Agreement. As part of its management function, the Investment Manager generally supervises (subject to the overall authority of the Board of Trustees and officers of the Trust) the overall administration of the Fund, including its various agents and service providers, including those providing distribution, fund accounting, dividend disbursement, transfer agent and custodian services. As part of its investment advisory function, the Investment Manager manages the investments of the Fund day-to-day in accordance with the Fund's investment and social objectives and policies, and determines the composition of the securities which the Fund may invest (i.e., which companies designated by the Investment Manager as having anti-discrimination policies in place and otherwise demonstrating progressive policies towards gays and lesbians). For its management and investment advisory services, the Investment Manager receives from the Fund a monthly fee equal, on an annual basis, to 1% of the Fund's average daily net assets. See "Management Of And Service Providers For The Trust And Fund" herein.


Shares of the Fund are sold continuously by the Distributor of the Fund, BISYS Fund Services Limited Partnership, an Ohio limited partnership ("BISYS LP"), at the next determined net asset value per share. The minimum initial investment in the Fund is generally $1,000, and subsequent investments are generally $100. A lower initial investment of $250 is permitted for Automatic Investment Plans with subsequent investments allowed at a minimum of $50. The Trust, on behalf of the Fund, has adopted a Distribution Plan which permits reimbursement of certain expenses incurred by the Distributor in connection with the distribution of shares of the Fund, up to a maximum of 0.25% of net asset value annually.


The Fund offers to redeem shares of the Fund from its shareholders at any time at next determined net asset value per share. The redemption price may be more or less than the purchase price.

No sales load is charged with respect to either the purchase or redemption of Fund shares. An investor should contact the Distributor regarding any further information describing the procedures under which Fund shares may be purchased and redeemed. See "Purchases And Redemptions" in the Prospectus.


          INVESTMENT AND SOCIAL OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objective and Social Objective

The overall investment objective of the Fund (the "Investment Objective") is to attain long-term capital appreciation by investing in a diversified portfolio of equity securities of undervalued but nevertheless fundamentally sound companies which have been identified as having met the Social Objective. Companies which meet the "Social Objective" are defined as companies which, in general, have been identified as having progressive policies towards gays and lesbians, but at a minimum have in place specifically stated policies against discrimination in hiring and promotion based upon sexual orientation (the "Fundamental Social Criteria").

The Fund believes that enterprises which are responsive toward addressing the concerns of the gay and lesbian community and other progressive socially-sensitive constituencies will benefit financially from the consumer loyalty generated by such social awareness and will therefore be more likely to prosper in the long-term. The Fund also believes such enterprises will be less likely to incur certain legal liabilities that may arise when an enterprise is found to discriminate against minorities, such as members of the gay and lesbian community. The Fund believes such enterprises should also, over the longer term, be able to generate additional stockholder market-value as an indirect result of the greater investment in such enterprises, through the Fund, by the gay and lesbian community (which, per capita, is one of the wealthiest demographic groups in the United States), as well as supporters of the gay and lesbian community.

Investment Strategy


In order to achieve the Investment Objective, the Fund will use a value-based investment approach focusing on a longer-term market cycle (at least three to five years), consistent with moderate levels of risk, wherein the Investment Manager will identify companies exhibiting the following investment characteristics: (1) low or inexpensive current value relative to earnings estimates, cash flow, book value and/or break-up value; (2) good management; (3) strong business fundamentals; and (4) positive earnings momentum.

The equity securities the Fund may invest in include common stocks, preferred stocks and warrants, and certain debt instruments convertible into stock, primarily in publicly-traded companies. Publicly-traded companies refers to companies whose equity securities are traded over a national stock exchange or over-the-counter through the National Association of Securities Dealers Automatic Quotation ("NASDAQ") system or the National Association of Securities Dealers, Inc.("NASD") Electronic Bulletin Board. The Fund may invest in companies in all ranges of capitalization. The Investment Manager expects that no less than 60% of the Fund's net assets will be invested in equity securities of "large capitalization" companies, which the Investment Manager defines as companies with total capitalization of at least $2 billion.


Since it is anticipated that most equity securities will be held for the longer-term using this strategy, the Investment Manager anticipates there will likely be a low rate of portfolio turnover, and estimates portfolio turn-over in the first year of the Fund will be approximately 30% to 60%.

The Investment Manager expects that under normal market conditions the Fund will typically invest up to 95% of its assets (and sometimes virtually all of its assets) in the equity securities described above and, subject to certain limitations, certain options in these securities for hedging purposes. Under distressed market conditions the Fund may maintain its assets in cash or cash-equivalents, or invest in money-market instruments or obligations of the

United States government or government-sponsored enterprises and other types of government-backed securities. Such investments would be temporary defensive in nature and would not be expected to exceed 50% of the Fund's net assets. Although returns on these assets are historically less than investment in equity and other non-governmental types of securities, the risk of loss in investing in such instruments is lower as well.

Identification of Companies Which Satisfy Social Objective

The determination of which companies have satisfied the Social Objective, and may therefore be considered as appropriate investment vehicles for the Fund, is based upon recommendations of the Investment Manager and the approval by the Board of Trustees. As of the date of this Prospectus, over 325 publicly-traded companies, most of which are listed on the S&P 500, have been identified as having satisfied the Social Objective.

In making its recommendations, the Investment Manager evaluates companies based upon (1) the Fundamental Social Criteria and (2) such additional criteria and considerations consistent with the Social Objective as are determined reasonable by the Investment Manager from time-to-time in its sole discretion, and approved in general by the Board of Trustees (the "Non-Fundamental Social Criteria"). Such methodology is, by its nature, subjective.

As of the date of this Prospectus, the Non-Fundamental Social Criteria consists of two separate areas of general focus, employee relations and corporate citizenship.

In evaluating a company's gay and lesbian employee relations, the Investment Manager evaluates the company's record and policies with respect to labor matters affecting gay and lesbian employees, such as: (1) the company's commitment to equal employment opportunity for gays and lesbians, both overall and in executive positions, and the scope of the company's policies against discrimination based upon sexual orientation; (2) the breadth, quality and innovation of the company's employee benefit programs and their positive effect on gay and lesbian employees (including inclusion of gay and lesbian partners and families in employee benefit programs); and (3) the company's relationships with gay and lesbian suppliers, vendors, and customers.

In evaluating a company's corporate citizenship, the Investment Manager reviews the company's record on gay and lesbian related charitable giving and other philanthropic activities and its interaction with the gay and lesbian community, such as advertising in gay and lesbian directed publications or other media.

It is not necessary that a company satisfy all of the factors and considerations described above in the Non- Fundamental Social Criteria in order to be identified as having satisfied the Social Objective. However, every company must satisfy the Fundamental Social Criteria in order to be included on the list of approved companies.

The Investment Manager uses publicly available information in evaluating companies, including information disseminated by the Human Rights Campaign, the largest national gay and lesbian organization. The Investment Manager also directly reviews company policies and, in certain cases, discusses those policies with the company's management.

The Investment Manager intends to vote proxies of companies included in the Fund consistent with the Social Objective. The inclusion of a company on the Fund's list of approved companies with progressive policies towards gays and lesbians does not imply that the company has requested it be included on the list or approved such inclusion, has sought the approval of the Fund with respect to the development and implementation of the company's employment or corporate citizenship policies, or is affiliated with the Fund in any manner.

Investment Policies


The Fund will diversify its holdings to reduce the risks of investing. See "Fundamental Investment Restrictions" and "Non-Fundamental State And Federal Restrictions" below relative to the Fund's threshold diversification requirements. If the Fund were to concentrate its investments in a single industry, the Fund would be more susceptible to any single economic, political or regulatory occurrence than would be another investment company which was not so concentrated. See "Risk Factors" below.

The Fund may invest up to 10% of its total assets in convertible securities, including bonds, debentures, notes, preferred stocks, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Certain convertible securities may in addition be callable, in whole or in part, at the option of the issuer. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. The Investment Manager will limit investments in convertible securities to those generally considered to be "investment grade" debt securities, which the Investment Manager defines as being rated BBB or higher by Standard & Poor or Baa or higher by Moody. The highest rated debt securities (securities rated AAA by Standard & Poor or Aaa by Moody) carry, in the opinion of such investment ratings agencies, the smallest degree of investment risk and the capacity to pay interest and repay principal is very strong. See "Fundamental Investment Restrictions" and "Non-Fundamental State And Federal Restrictions" below relative to the maximum percentage of Fund assets which can be invested in convertible securities. Also see "Risk Factors" below.


The Fund may purchase a publicly-traded company's "restricted securities." These securities are not registered for sale to the general public or are offered in an exempt non-public offering under the Securities Act of 1933, as amended (the "Securities Act"), including securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. See "Fundamental Investment Restrictions" and "Non-Fundamental State And Federal Restrictions" below relative to the maximum percentage of Fund assets which can be invested in restricted securities. Also see "Risk Factors" below.


The Fund may invest cash reserves in (1) direct obligations and/or short-term debt securities (i.e., securities having a remaining maturity of one year or less) issued or guaranteed by agencies or instrumentalities of the United States Government and/or (2) bankers' acceptances, commercial paper or certificates of deposit, provided that the issuer satisfies the Social Criteria of the Fund. The Fund's policy is to hold its assets in such securities pending readjustment of its portfolio holdings of stocks in order to meet anticipated redemption requests. Although the U.S. government provides financial support to U.S. government sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

The Fund may lend its securities to brokers, dealers and financial institutions, provided that (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit, which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Fund. The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Fund or the Investment Manager. See "Risk Factors" below.

The Fund may enter into certain transactions in stock options for the purpose of hedging against possible increases in the value of securities which are expected to be purchased by the Fund or possible declines in the value of securities which are held by the Fund. Generally, the Fund would only enter into such transactions on a short-term basis pending readjustment of its holdings of underlying stocks. The purchase of an option on an equity security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a non-refundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for the purchase price in the case of a put option. Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. Each exchange on which option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Investment Manager does not believe that these trading and position limits would have an adverse impact on the possible use of hedging strategies by the Fund. See "Risk Factors" below.

To the extent practicable, the Fund will attempt to be fully invested. The ability of the Fund to meet its performance goals will depend to some extent on the size and timing of cash flows into and out of the Fund as well as the Fund's expenses. Adjustments in the securities holdings of the Fund to accommodate cash flows will result in brokerage expenses. There can, of course, be no assurance that the Fund will attain the Investment Objective. The investment strategies used by the Fund to attain the Investment Objective may be changed without approval by the shareholders of the Fund.

In accordance with the Investment Company Act, the Fund may invest a maximum of up to 10% of the value of its total assets in securities of other investment companies, and the Fund may own up to 3% of the total outstanding voting stock of any one investment company. In addition, up to 5% of the value of the Fund's total assets may be invested in the securities of any one investment company. As an investor in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its administrative and advisory fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses, however, the Investment Manager has agreed to waive its fees to the extent necessary to comply with state securities laws.


The Fund will readjust its securities holdings periodically to the extent the Investment Manager deems it prudent to do so. The timing and extent of adjustments in the holdings of the Fund will reflect the Investment Manager's judgment as to: (1) the appropriate portfolio mix to achieve the Investment Objective of the Fund; (2) the appropriate balance between the goal of correlating the holdings of the Fund with the Social Criteria of the Fund; (3) the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of shares; and (4) compliance with certain restrictions of the Fund imposed by the Fund's investment policies, including those mandated by the Investment Company Act. See "Fundamental Investment Restrictions" below. There can be no assurance that any portfolio enhancement strategies will be successful, and the performance of the Fund may as a result be worse than if such strategies were not undertaken. The Board of Trustees of the Fund will receive and review, at least quarterly, a report prepared by the Investment Manager's evaluating the performance of the Fund, and will consider what action, if any, should be taken in the event of a significant change in the performance of the Fund.


The Fund may make short sales of securities or maintain short positions in securities provided an investment in the subject securities is otherwise consistent with the Fund's Investment Objective and Social Objective. Pursuant to the Investment Company Act, the Fund will maintain government securities and certain other assets in amounts sufficient to cover the fair market value of such sales and positions and margin posted with brokers for such sales and positions. No more than 25% of the Fund's net assets will be used as collateral for such short positions at any one time.

Fundamental Investment Restrictions

The Fund has adopted the following fundamental investment policies which may not be changed without approval by holders of a majority of the outstanding shares of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of: (1) 67% or more of the outstanding "voting securities" of the Fund (as such term is defined in the Investment Company Act), present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding "voting securities" of the Fund. The Fund will not as a matter of operating policy:


1. Borrow money, except from banks, and except that as a temporary measure for extraordinary or emergency purposes the Fund may borrow an amount not to exceed one-third of the current value of the net assets of the Fund including the amount borrowed, moreover, the Fund may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken in each case at market value (it is intended that the Fund would borrow money only from banks and only to accommodate requests for the withdrawal of all or a portion of a beneficial interest in the Fund while effecting an orderly liquidation of securities) (for additional related restrictions, see paragraph 1 under the caption "Non-Fundamental State and Federal Restrictions" below). In the event that the asset coverage for the Fund's borrowings falls below 300%, the Fund will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.


2. Purchase any security or evidence of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make deposits of initial deposit and variation margin in connection with the purchase, ownership, holding or sale of options;


3. Write any put or call option or any combination thereof, provided that this shall not prevent: (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities; or (ii) the purchase, ownership, holding or sale of options on securities.

4. Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter in selling a security.

5. Make loans to other persons except: (i) through the lending of securities held by the Fund and provided that any such loans not exceed 30% of its total assets (taken in each case at market value); or (ii) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days (for additional related restrictions, see paragraph 6 immediately following).

6. Invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days and other than securities which may be resold pursuant to Rule 144 and/or Rule 144A under the Securities Act of 1933 if the Investment Manager, determines that a liquid market exists for such securities) if, as a result thereof, more than 15% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days).

7. Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund).

8. Make short sales of securities or maintain a short position unless: (i) at all times when a short position is open the Fund owns an equal amount to such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and (ii) the Fund complies with the collateral requirements of the Investment Company Act and not more than 25% of the Fund's net assets (taken in each case at market value) is held as collateral for such sales at any one time.

9. Issue any senior security (as that term is defined in Section 18(f) of the Investment Company Act) if such issuance is specifically prohibited by the Investment Company Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating paragraph 1 above.

10. As to 75% of the Fund's assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States or any agency or instrumentality of the United States), except that for purposes of this restriction the issuer of an option shall not be deemed to be the issuer of the security or securities underlying such contract.

11.  Invest more than 25% of the Fund's assets in any one industry.


The Fund's fundamental policies also include its Investment Objective and adherence to the Fundamental Social Criteria. Although adherence to the Fundamental Social Criteria is a fundamental policy, the other factors and considerations used by the Investment Manager in making its recommendations consistent with the overall Social Objective and the Board in approving such recommendations are discretionary and non-fundamental.

Whenever the Fund is requested to vote on a change in the investment restrictions of the Fund, or the Investment Objective, the Fund will hold a meeting of the shareholders of the Fund and will cast its vote as instructed by the Fund's shareholders.

Non-Fundamental State and Federal Restrictions

In order to comply with certain state and federal statutes and regulatory policies, the Fund will not as a matter of operating policy:


1. Borrow money for any purpose in excess of 10% of the total assets of the Fund (taken in each case at cost) (moreover, the Fund will not purchase any securities at any time at which borrowings exceed 5% of its total assets {taken at market value}).

2. Pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken in each case at market value), provided that collateral arrangements with respect to options, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction.

3. Sell any security which the Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold, and provided that if such right is conditional the sale is made upon the same conditions.

4.   Invest for the purpose of exercising control or management.

5. Purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, the Fund will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund may also purchase securities issued by any open-end investment company provided, however, that the Fund will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company.

6. Invest more than 15% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security).

7. Invest more than 10% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are restricted as to resale by the Securities Act of 1933, as amended (including Rule 144 and Rule 144A securities).

8. Invest more than 10% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are issued by issuers which (including the period of operation of any predecessor company or unconditional guarantor of such issuer) have been in operation less than three years (including predecessors).

9. Purchase securities of any issuer if such purchase at the time thereof would cause it to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that option contracts shall not be subject to this restriction.

10. Purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is an officer or director of the Investment Manager (the investment adviser and manager of the Fund), if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

11. Invest more than 5% of the Fund's net assets in warrants (valued at the lower of cost or market), but not more than 2% of the Fund's net assets may be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange (notwithstanding the foregoing, warrants attached to other securities are not subject to this limitation.

12. Make short sales of securities or maintain a short position, unless: (i) at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to the securities sold short; and (ii) not more than 25% of the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time.

13. Enter into options transactions unless: (i) each such option is traded on an exchange; (ii) the aggregate premiums paid on all such options which are held at any time by the Fund do not exceed 20% of the Fund's total net assets; and (iii) the aggregate margin deposits required on all such futures or options held at any time do not exceed 5% of the Fund's total assets.

14. Purchase securities of "unseasoned issuers" if such investments will exceed 5% of the Fund's total assets (an unseasoned issuer is an issuer {including its predecessors} that has been in operation for less than three years).

Restrictions 1 through 14 are not fundamental and may be changed with respect to the Fund by the Board of Trustees without approval by the Fund's shareholders or its other investors. The Fund will comply with the state securities laws and regulations of all states in which it is registered.


In order to permit the sale of the Shares in certain states, the Fund reserves the right to may make commitments more restrictive than the investment policies and restrictions set forth above. If the Fund determines that any such commitment is not in its best interests, it may choose not to sell the Shares in these states or seek a waiver in certain states.

Percentage Restrictions

If a percentage restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund will not be considered a violation of policy; provided that if at any time the ratio of borrowings of the Fund to the net asset value of the Fund exceeds the ratio permitted by Section 18(f) of the Investment Company Act, the Fund will take the corrective action required by Section 18(f).

Risk Factors

Investment Objective

There can be no assurance that the Fund will be able to attain its Investment Objective. It should be noted that the limitation of the Fund's investments to equity securities of companies with progressive policies towards gays and lesbians will tend to limit the availability of investment opportunities to the Fund compared to that for other investment companies that have a comparable investment objective to that of the Fund.

Common Stocks

Common stocks, the most familiar type of equity securities, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market, economic and political conditions. Smaller companies are especially sensitive to these factors.

Convertible Securities

While no securities investment is completely without risk, investments in convertible securities of a corporation generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. The Fund only intends to invest in convertible securities where the value of the option is minimal and the convertible security trades on the basis of its coupon.

Illiquid and Restricted Securities

The Fund may purchase a publicly-traded company's "restricted securities." Restricted securities may not be traded on the public market except in accordance with Rule 144 under the Securities Act, which mandates certain holding periods, information dissemination requirements, and certain other conditions, or Rule 144A to qualified institutional investors. Investing in restricted securities will impair the liquidity of the Fund's portfolio to the extent they cannot be publicly traded under Rule 144 or, if applicable, qualified institutional investors become, for a time, uninterested in purchasing these securities.

Securities of Foreign Issuers

Some of the securities included in the Fund may be those of foreign issuers (provided that the securities are publicly-traded in the United States in the form of American Depositary Receipts or similar instruments the market for which is denominated in United States dollars). Securities of foreign issuers may present a greater degree of risk (e.g., as a result of exchange rate fluctuation, tax provisions, war or expropriation) than do securities of domestic issuers.

Loans of Securities

The Fund may lend its securities to brokers, dealers and financial institutions provided, among other things, that the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit, which is marked to the market daily to ensure that each loan is fully collateralized at all times. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Options

The Fund may enter into certain transactions involving stock options for the purpose of hedging against possible increases in the value of securities which are expected to be purchased by the Fund or possible declines in the value of securities which are held by the Fund. Were the Fund to establish an option position for the purpose of hedging against investment risks, it would do so only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument or instruments underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio.

The Fund will enter only into exchange-traded options. At all times when an option position is outstanding, the Fund will maintain a segregated deposit with the Fund's custodian of cash, money market instruments or high-quality securities sufficient in order to cover the exposure of that position.

Short Positions

Short selling or short positions by the Fund involves the Fund selling a security that it does not own or it borrows from a broker. When the fund purchases the security to replace the borrowed security, if the value of the security declines as anticipated, the Fund will profit to the extent of the difference between the purchase price and the sales price. If the price of the security increases, the Fund will suffer a loss. Short selling or short positions by the Fund involve a risk that the price of the security will not decrease, as anticipated, and the Fund will suffer a loss.

History of Operations; Experience of Investment Manager


As a recently created entity, the Trust will be subject to all the risks incident to the creation of a new business, including the absence of a history of operation, and there can be no guarantee that the Investment Objective of the Fund will be attained. The Investment Manager is a newly created entity and, as such, prior to the commencement of operations of the Fund, had no previous experience in providing investment management services to an investment company; however, the Investment Manager's designated Portfolio Manager for the Fund has provided analytical and portfolio management services to investment companies and institutional asset management clients, and the Vice President of Operations of the Investment Manager and the Fund's Administrator, BISYS LP, have provided operations, compliance and administrative services to investment companies. See "Management Of And Service Providers For The Trust And The Fund" below.


Investment Risks

There are market risks inherent in any investment, and there is no assurance that the Fund will attain its Investment Objective or that any income will be earned. Moreover, the application of the investment policies is basically dependent upon the judgment of the Investment Manager. A prospective purchaser of shares of the Fund should realize there are risks in any policy dependent upon such judgment and that no representation is made that the Investment Objective of the Fund will be attained or that there may not be substantial loses in any particular investment. At any time, the value of the Fund's shares may be more or less than the cost of such shares to the investor.


                        TAX-SHELTERED RETIREMENT PLANS

The Trust does not offer a prototype tax-sheltered retirement plan. However, banks, broker-dealers and other financial intermediaries may offer such plans through which shares of the Fund may be purchased. These plans are more fully described below. Persons who wish to establish a tax-sheltered retirement plan should consult their financial institutions as to availability of such plans and their own tax advisers or attorneys regarding their eligibility to do so and the laws applicable thereto, such as the fiduciary responsibility provisions and diversification requirements and the reporting and disclosure obligations under the Employee Retirement Income Security Act of 1974. The Trust is not responsible for compliance with such laws. Further information regarding the retirement plans, including applications and fee schedules, may be obtained upon request to the Fund.

Individual Retirement Account and Spousal Individual Retirement Account

The IRA is available to all individuals, including self-employed individuals, who receive compensation for services rendered and wish to purchase shares of the Fund. An IRA may also be established pursuant to a simplified employee pension plan ("SEP"). Spousal Individual Retirement Accounts ("SPIRA") are available to individuals who are otherwise eligible to establish an IRA for themselves and whose spouses are treated as having no compensation of their own.

In general, the maximum deductible contribution to an IRA which may be made for any one year is $2,000 or 100% of annual compensation includable in gross income, whichever is less. If an individual establishes a SPIRA, the maximum deductible amount that the individual may contribute annually is the lesser of $2,250 or 100% of such individuals compensation includable in his or her gross income for such year; provided, however, that no more than $2,000 per year for either individual may be contributed to either the IRA or SPIRA. Contributions to a SEP (discussed below) are excluded from an employee's gross income and are subject to different limitations.

All taxpayers, including those who are active participants in employer-sponsored retirement plans, will be able to make fully deductible IRA contributions at the same levels discussed above, if their adjusted gross income is less than the following levels: $25,000 for single taxpayers and $40,000 for married taxpayers who file joint returns.

Married taxpayers who file joint tax returns will generally be deemed to be active participants if either spouse is an active participant under an employer-sponsored retirement plan. In the case of taxpayers who are active participants in employer-sponsored retirement plans and who have adjusted gross income which exceeds the specified levels, deductible IRA contributions will be phased out on the basis of adjusted gross income between $25,000 and $35,000 for single taxpayers adjusted gross income of $10,000 and under for married taxpayers who file separate returns, and combined adjusted gross income between $40,000 and $50,000 for married taxpayers who file joint returns. The $2,000 IRA deduction is reduced by $200 for each $1,000 of adjusted gross income in excess of the following levels: $25,000 for single taxpayers, $40,000 for married taxpayers who file joint returns, and $0 for married taxpayers who file separate returns. In the case of a taxpayer who contributes to an IRA and a SPIRA, the $2,250 IRA deduction is reduced by $225 for each $1,000 of adjusted gross income in excess of $40,000.

Individuals who are ineligible to make fully deductible contributions may make nondeductible contributions up to an aggregate of $2,000 in the case of contributions (deductible and nondeductible) to an IRA and up to an aggregate of $2,250 in the case of contributions (deductible and nondeductible) to an IRA and SPIRA and the income upon all such contributions will accumulate tax free until distribution.

In addition, a separate IRA may be established by a "rollover" contribution, which may permit the tax-free transfer of assets from qualified retirement plans under specified circumstances. A "rollover contribution" includes a lump sum distribution received by an individual, because of severance of employment, from a qualified plan and paid into an individual retirement account within 60 days after receipt.

Dividends and capital gains earned on amounts invested in either an IRA or SPIRA are automatically reinvested by the Trustee in shares of the Fund and accumulate tax-free until distribution. Distributions from either an IRA or SPIRA prior to age 59 1/2, unless made as a result of disability or death, may result in adverse tax consequences and penalties. In addition, there is a penalty on contributions in excess of the contribution limits and other penalties are imposed on insufficient payouts after age 70 1/2.

Simplified Employee Pension Plan

A SEP may be utilized by employers to provide retirement income to employees by making contributions to employees SEP IRAs. Owners and partners may qualify as employees. The employee is always 100% vested in contributions made under a SEP. The maximum contribution to a SEP-IRA (an IRA established to receive SEP contributions) is the lesser of $30,000 or 150% of compensation, excluding contributions made pursuant to a salary reduction arrangement. Subject to certain limitations, an employer may also make contributions to a SEP-IRA under a salary reduction arrangement by which the employee elects contributions to a SEP-IRA in lieu of immediate cash compensation. The maximum amount which may be contributed to a SEP-IRA (for 1995) under a salary reduction agreement is the lesser of $30,000 (as adjusted for cost of living increases) or 15% of compensation up to a current annual compensation limit of $150,000.

Contributions by employers under a SEP arrangement up to the maximum permissible amounts are deductible for federal income tax purposes. Contributions up to the maximum permissible amounts are not includable in the gross income of the employee. Dividends and capital gains on amounts invested in SEP-IRAs are automatically reinvested in shares of the Fund and accumulate tax-free until distribution. Contributions in excess of the maximum permissible amounts may be withdrawn by the employee from the SEP-IRA no later than April 15 of the calendar year following the year in which the contribution is made without tax penalties. Such amounts will, however, be included in the employee's gross income. Withdrawals of such amounts after April 15 of the year next following the year in which the excess contributions is made and withdrawals of any other amounts prior to age 59 1/2, unless made as a result of disability or death, may result in adverse tax consequences.

Qualified Pension Plans

The Qualified Pension Plan can be utilized by self-employed individuals, partnerships and corporations and their employees who wish to purchase shares of a Fund under a retirement program.

The maximum  contribution  which may be made to a Qualified  Pension Plan in any one year on behalf of a participant is, depending on the benefit formula selected by the Employer, up to the lesser of $30,000 or 25% of compensation (net earned income in the case of a self-employed individual). Contributions by Employers to Qualified Pension Plans up to the maximum permissible amounts are deductible for Federal income tax purposes. Contributions in excess of permissible amounts will result in adverse tax consequences and penalties to the Employer. Dividends and capital gains earned on amounts invested in Qualified Pension-Plans are automatically reinvested in shares of the Fund and accumulate tax-free until distribution. Withdrawals of contributions prior to age 59 1/2, unless made as a result of disability, death or early retirement, may result in adverse tax consequences and penalties.

403(b)(7) Program

The Tax-Deferred Annuity Program and Custodial Account offered by the Fund (the "403(b)(7) Program") allows employees of certain tax exempt organizations and schools to have a portion of their compensation set aside for their retirement years in shares held in an investment company custodial account.

In general, the maximum limit on annual contributions for each employee is the lesser of $30,000 per year (as adjusted by the IRS for cost-of-living increases), 25% of the employee's compensation or the employee's exclusion allowance specified in Section 403(b) of the Code. However, an employee's salary reduction contributions to a 403(b)(7) Program may not exceed $9,500 a year
(1995) (as adjusted for cost of living expenses and may be further adjusted if the employee participates in another plan). Contributions in excess of permissible amounts may result in adverse tax consequences and penalties. Dividends and capital gains on amounts invested in the 403(b)(7) Program are automatically reinvested in shares of the Fund. It is intended that dividends and capital gains on amounts invested in the 403(b)(7) Program will accumulate tax-free until distribution.

Employees will receive distributions from their accounts under the 403(b)(7) Program following termination of employment by retirement or at such other time as the employer shall designate, but in no case later than an employee's reaching age 65. Withdrawals of contributions prior to age 59 1/2, unless made as a result of disability, death or early retirement, may result in adverse tax consequences and penalties. Employees will also receive distributions from their accounts under the 403(b)(7) Program in the event they become disabled.

                              INVESTMENT PROGRAMS

Automatic Investment Plan

Investors may periodically invest, through banks, broker-dealers and other financial intermediaries offering automatic payment services, a specified dollar amounts in periodic intervals into the Fund (the "Automatic Investment Plan"). The minimum initial investment under the Automatic Investment Plan is $250, with subsequent minimum investments of $50. Payments under the Automatic Investment Plan are automatic and will continue until such time as the Fund and the investor's financial institution are notified to discontinue further investments. See "Purchases And Redemptions Of Shares" in the Prospectus.


                            PERFORMANCE INFORMATION

The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."

Total Return

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission, a fund's advertising performance must include total return quotes calculated according to the following formula:

             P(1 + T)n   =    ERV

      Where: P           =    a hypothetical initial payment of $1,000

             T           =    average annual total return

             n           =    number of years (1, 5 or 10)

             ERV         =    ending  redeemable  value at the end of the 1, 5
                              or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.


Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, the Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $1,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the rules of the Securities and Exchange Commission, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


The Fund may also advertise its yield. Under the rules of the Securities and Exchange Commission, the Fund's advertised yield must be calculated using the following formula:


             YIELD =   [(a-b +1)6 - 1]
                            cd


      Where: a     =     dividends and interest earned during the period.

             b     =     expenses accrued for the period (net of reimbursement).

             c     =    the average daily number of shares outstanding during
                        the period that were entitled to receive dividends.

             d     =     the maximum offering price per share on the last day
                         of the period.

Under the foregoing formula, yield is computed by compounding semi-annually, the net investment income per share earned during a 30 day period divided by the maximum offering price per share on the last day of the period. For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Fund, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields will fluctuate, they cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the Fund securities (the method used by the Fund to compute the yield methods may differ) and whether there are any special account charges which may reduce the effective yield.


The yields on certain obligations are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody and Standard & Poor represent their respective opinions as to the quality of the absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by the Fund, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, the Investment Manager will consider whether the Fund should continue to hold the obligation.



                        DETERMINATION OF NET ASSET VALUE;
                          VALUATION OF FUND SECURITIES


The net asset value of each share of the Fund is determined each day on which the New York Stock Exchange is open for trading (a "Fund Business Day"). (As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas

Day). This determination of net asset value of shares of the Fund is made once during each such day at 4:00 p.m. New York time by dividing the value of the Fund's net assets (i.e., the value of its investment in the Fund and any other assets less its liabilities, including expenses payable or accrued) by the number of shares outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order. See "Purchases And Redemptions Of Shares" in the Prospectus.

Equity securities held by the Fund are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. If the Fund purchases option contracts, such option contracts which are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Short-term obligations with remaining maturities of less than sixty days are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund. Fund securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the Fund's Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (1) the fundamental analytical data relating to the investment; (2) the nature and duration of restrictions on disposition of the securities; and (3) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

Interest income on short-term obligations held by the Fund is determined on the basis of interest accrued less amortization of premium.


         MANAGEMENT OF AND SERVICE PROVIDERS FOR THE TRUST AND THE FUND

Trustees and Officers of the Fund

The Trustees and officers of the Fund and their ages and principal occupations during the past five years are set forth below. Asterisks indicate that those Trustees and officers are "interested persons" (as defined by the Investment Company Act) of the Fund. Unless otherwise indicated below, the address of each Trustee and officer is 8901 Wilshire Boulevard, Beverly Hills, California 90211.



Name and Address            Age      Positions(s) Held
                                     with Registrant      Occupation(s) During Past 5 Years

Shelly J. Meyers            36       Trustee              Chief Executive Officer and Chief Officer
                                     (Chairman of the     of the Board) and President of Meyers
                                     Board) and           Capital  Management,  LLC (formerly  known
                                     President            as Meyers Sheppard & Co., LLC) since
                                                          February 1996; President of Meyers Capital
                                                          Management,  LLC, from February 1996 through
                                                          September  1996;  Assistant Vice  President,
                                                          Institutional  Asset Management for The Boston
                                                          Company Asset Management, Inc., from July 1994
                                                          through February 1995; Associate,  The Boston
                                                          Company Asset Management,  Inc., June 1993
                                                          to September 1993; Lead Analyst,  International
                                                          Audit, Chevron Corporation, from June, 1989
                                                          through September, 1992.

Leslie C. Sheppard          42       Trustee and          Manager and Senior Vice  President of Meyers
                                     Executive Vice       Capital  Management,  LLC (formerly known as Meyers
                                     President            Sheppard & Co., LLC) from February 1996 through
                                                          December 1996; Sales  Representative,  Fannie Mae,
                                                          from 1993 through February 1996;  Investment
                                                          Banking  Principal  and Asset  Manager - Real
                                                          Estate,  Takenaka & Co., from 1989 through 1992.

Gwendolyn H. Baba*          39       Trustee              President of Meyers Capital Management, LLC
4470 Sunset Blvd., #187                                   (formerly known as Meyers Sheppard & Co., LLC),
Los Angeles, CA  90027                                    since  September 1996;  General  Partner of
                                                          Baba-Malouf  Properties, Community Storage Company
                                                          and Droubie Properties, since 1981.

Jay W. Gendron, Esq.        39       Trustee             Vice President, Legal Affairs, and attorney,
Warner Bros. Television                                   Warner Bros.  Television Production (formerly
300 Television Plaza                                      Lorimar Television), since 1987.
Burbank, CA  91505


Robert E. Gipson, Esq.      49       Trustee              Attorney, Gipson, Hoffman & Pancione, a
Gipson Hoffman & Pacione                                  Professional Corporation, since 1982.
1900 Avenue of the Stars
Suite 1100
Los Angeles, CA  90067

                                    B-19






Leonard Greenhalgh, Ph.D.   51       Trustee              Professor of Management, Amos Tuck
Amos Tuck School of                                       School of Business Administration,
Business Administration at                                Dartmouth College, since 1978.
Hanover, NH  03755


Duane E. McWaine, M.D.      37       Trustee              Psychiatrist in solo private practice
1314 Westwood Boulevard                                   since 1988.
Suite 101-D
Los Angeles, CA 90024

Mark Sichley                38       Vice President       Associate Manager, BISYS Fund Services,
BISYS Fund Services                                       Inc. since 1987.
1230 Columbia Street
Suite 500
San Diego, CA 92101

Tejal Albanese              30       Treasurer            Manager - Fund  Accounting  of BISYS Fund
BISYS Fund Services                                       Services,  Inc.  since  January 1997; Associate
125 West 55th Street                                      Director,  Fund  Services,  of Furman Selz from
New York, NY  10019                                       March 1992  through December 1996;  Section Head,
                                                          Fund Accounting,  at Dean Witter from July 1989 to
                                                          March 1992.

Theresa Donovan             46       Secretary            Manager - Legal  Services  of BISYS Fund
BISYS Fund Services                                       Services,  Inc.  since  January  1997; Director,
125 West 55th Street                                      Corporate Secretary Services, of Furman Selz from
New York, NY  10019                                       January 1995 through December 1996; Assistant Director,
                                                          Corporate Secretary Services, of Furman Selz
                                                          from May 1990 through December 1995.

Philip McKinley             37       Assistant            Vice President of Operations of Meyers Capital
                                     Secretary            Management,  LLC (formerly known as Meyers Sheppard
                                                          Co., LLC), since April,  1996; Vice President,  Compliance, of Griffen Financial Services and The Griffen Funds
                                                          from September 1994 to March 1996; Vice President,  Investments,
                                                          of Mercantile  National Bank, March 1991 to September 1994.

Alaina Metz                 29       Assistant            Chief Administrative Officer of BISYS Fund
BISYS Fund Services                  Secretary            Services, Inc. since June 1995; Supervisor,
3435 Stelzer Road                                         Blue Sky Department, of Alliance Capital
Columbus, OH  43219                                       Management from May 1989 through June 1995.


                                    B-20






Bruce Treff                 30       Assistant            Counsel, BISYS Fund Services, Inc. since
BISYS Fund Services                  Secretary            September, 1995; Manager, Alliance Capital
3435 Stelzer Fund                                         Management Inc. from 1989 to August
Columbus, OH  43219                                       1995.


For further information about the Board of Trustees, see "Management And Service Providers - Board Of Trustees And Officers" in the Prospectus.

Compensation Table

The following table shows the compensation expected to be paid by the Trust to the Trustees for the Fund's first full fiscal year of operations:



                                       Pension or Retirement                       Total Compensation
                        Aggregate        Benefits Accrued     Estimated Annual    from Trust and Fund
                      Compensation          as Part of            Benefits            Complex Paid
Name of Trustee      from the Fund         Fund Expenses      Upon Retirement         to Trustees

Shelly J. Meyers         None                None                None                None
Leslie C. Sheppard       None                None                None                None
Gwendolyn H. Baba        None                None                None                None
Jay W. Gendron           $3,000              None                None                $3,000
Robert E. Gipson         $3,000              None                None                $3,000
Leonard Greenhalgh       $3,000              None                None                $3,000
Duane E. McWaine         $3,000              None                None                $3,000
Loretta Sanchez(1)       $1,000              None                None                $1,000

(1)   Resigned January 2, 1997 due to election to United States Congress



The Trust will pay $2,000 in fees per annum to each Trustee who is not a manager, officer, employee or holder of 5% or more of the Investment Manager, its affiliates, or any Fund service provider, plus $250 per meeting attended by such Trustee, together with such Trustees' out-of-pocket expenses related to attendance at meetings of the Board of Trustees. Executive officers of the Trust will receive no compensation from the Trust for their services as such. The Trust does not have a pension or retirement plan applicable to Trustees or officers of the Trust.

Investment Manager


The Fund has engaged the Investment Manager, Meyers Capital Management, to serve as both the manager and the investment adviser for the Fund pursuant to an Investment Management Agreement approved by the Board of Trustees. The Investment Manager is a California limited liability company organized on January 23, 1996. The manager and principal owner of the Investment Manager is Ms. Shelly J. Meyers. The officers of the Investment Manager are Ms. Meyers, Chief Executive Officer and Chief Financial Officer; Ms Gwendolyn H. Baba, President; and Mr. Philip McKinley, Vice President of Operations and Secretary. Ms. Baba, Mr. Sheppard and Mr. McKinley are also owners of the Investment Manager.

As a newly created entity, the Investment Manager did not, prior to the commencement of the operations of the Fund, have previous experience in providing investment management services to an investment company. However,

Ms. Shelly J. Meyers, the Investment Manager's designated Portfolio Manager for the Fund, has provided analytical and portfolio management services to investment companies and institutional asset management clients. Additionally, Mr. Philip McKinley, the Vice President of Operations of the Investment Manager, as well as the Fund's Administrator, BISYS LP, have provided operations, compliance and administrative services to investment companies. See "Investment And Social Objectives, Policies Restrictions - Risk Factors - History Of Operations; Experience Of Investment Manager" in the Prospectus.


The Investment Manager provides its services as the Fund's manager and investment adviser pursuant to an Investment Management Agreement approved by the Board of Trustees.

As the Fund's manager, the Investment Manager oversees (subject to the overall authority of the Board of Trustees) the overall operations and administration of the Fund, including the supervision of professional services rendered by others, including the Distributor, Administrator, Transfer Agent, and Custodian, as well as accounting, auditing and other services.

As the Fund's investment adviser, the Investment Manager implements the Investment Strategy of the Fund and manages the Fund's investments subject to the Fund's Investment Objective and Fundamental Social Criteria and the overall supervision and approval by the Board of Trustees. Specifically, the Investment Manager determines, from amongst the universe of companies identified as satisfying the Social Objective, which companies the Fund should invest in, what the appropriate mix of investments amongst such companies should be, and the timing and extent of adjustments in the holdings of the Fund to satisfy the requirements of diversification and the need to maintain sufficient reserves for anticipated redemptions of shares. The Investment Manager also has sole discretion to select brokers for purchases and sales. Although the Investment Manager's investment advisory activities are subject to general oversight by the Trustees and officers of the Fund, neither the Trustees nor officers of the Fund evaluate the merits of the Investment Manager's selection of individual securities from amongst designated companies with progressive policies towards gays and lesbians.

The Investment Manager furnishes at its own expense all facilities and personnel necessary in connection with providing these services.

The Investment Management Agreement will continue in effect if such continuance is specifically approved at least annually by the Fund's Board of Trustees or by a majority vote of the shareholders of the Fund at a meeting called for the purpose of voting on the Investment Management Agreement (with the vote of each being in proportion to the amount of their investment), and, in either case, by a majority of the Fund's Trustees who are not parties to the Investment Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Investment Management Agreement.


The Investment Management Agreement provides that the Investment Manager may render both management and investment advisory services to others. The Investment Management Agreement is terminable without penalty on not more than 60 days written notice by the Fund when authorized either by majority vote of the shareholders in the Fund (with the vote of each being in proportion to the amount of their investment) or by a vote of a majority of its Board of Trustees, or by the Investment Manager, and will automatically terminate in the event of its assignment. The Investment Management Agreement provides that neither the Investment Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Investment Management Agreement.

Pursuant to the terms of the Investment Management Agreement, the Fund pays the Investment Manager for its management and investment advisory services, a monthly fee equal, on an annual basis, to 1% of the Fund's average daily net assets. The Investment Advisor reserves the right of any time to reduce and/or waive all or part of its fees. . The Investment Manager had undertaken in its initial Registration Statement to waive the portion of its investment management fee necessary to maintain Total Annual Operating Expenses at no more than 2.25% per year of average daily net assets, and subsequently agreed, effective January 31, 1997, to voluntarily waive an additional portion of its investment management fee and to assume and pay such portion of the Fund's expenses necessary to maintain Total Annual Operating
Expenses at no more than 1.95% per year of average daily net assets. The Investment Manager has also undertaken to reimburse the Fund or make other arrangements to limit Fund expenses to the extent required by expense limitations imposed by certain states. The most restrictive expense limitation imposed by states provide that annual expenses (as defined) may not exceed 2 1/2% of the first $30 million dollars of the average value of the Fund's net assets, plus 2% of the next $70 million, plus 1 1/2% of such assets in excess of $100 million. Whether expense limitations apply to the Fund and in what amounts depends upon the particular regulations of such states.

Administrator

The Fund has entered into an agreement with BISYS LP to provide the Fund with administrative services effective January 1, 1997 pursuant to an Administration Agreement. Pursuant to the Administration Agreement, BISYS LP generally performs or supervises the performance by others of certain administrative services including, without limitation, calculating Fund expenses and controlling disbursements; assisting Fund counsel with preparing prospectuses, statements of additional information, registration statements and proxy materials; preparing reports, applications and documents required for compliance by the Fund with applicable federal and state laws and regulations; developing and preparing communications to shareholders, including the Fund's annual report and proxy materials; administering contracts between the Fund and other service providers; coordinating and supervising the filing of the Fund's tax returns; and monitoring and advising the Fund on its registered investment company status under the Internal Revenue Code. BISYS LP also provides persons satisfactory to the Board of Trustees of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Trustees of the Fund, may be directors, officers or employees of BISYS LP or its affiliates.

As compensation for these services, the Fund pays BISYS LP, per year, an amount equal to 0.15% of the first $100 million in aggregate Fund assets, 0.10% for the next $400 million, 0.07% for the next $500 million, and 0.06% for aggregate Fund assets in excess of $1 billion.

BISYS LP will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters relating to the Administration Agreement, except a loss from willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by BISYS LP of its obligations and duties. Son long as BISYS LP acts in good faith and with due diligence and without negligence, the Fund assumes full responsibility to indemnify BISYS LP and hold it harmless from and against any and all actions, suits and claims.

The Administration Agreement renews on an annual basis unless either party provides 90 days' prior notice of its intent not to renew. In the event either party wrongfully terminates the Administration Agreement in its first year, the non-terminating party shall be entitled to liquidated damages from the terminating party in the amount BISYS LP would have received in compensation for its services for the balance of such first year.

The Fund's Administration Agreement with Furman Selz LLC was terminated effective January 1, 1997, and replaced with BISYS LP, as the result of the acquisition of Furman Selz LLC's mutual fund business by BISYS Fund Services.

Fund Accounting Agent

The Fund has entered into a Fund Accounting Agreement with BISYS Inc. to provide the Fund with fund accounting services effective January 1, 1997. Under the Fund Accounting Agreement, BISYS Inc. maintains books and records required under Rule 31a-1 under the Investment Company Act, including journals containing an itemized daily record of purchases and sales of securities and receipts and disbursements of cash; ledgers reflecting all assets, liability and reserve accounts; and a monthly trial balance of all ledger accounts. BISYS Inc. also calculates the Fund's net asset value on a daily basis; obtains security prices from independent pricing services; verifies and reconciles daily trade activities; posts Fund transactions; provides accounting and periodic reports; and provides information for the Fund's federal and state income tax returns, audit and securities filings.

In consideration of its services under the Fund Accounting Agreement, the Fund will pay BISYS Inc. the sum of $35,000 per year, plus reimbursement of its out-of-pocket expenses.

BISYS Inc. will not be liable for any action taken or omitted in the absence of bad faith, willful misfeasance, negligence or reckless disregard. The Fund shall indemnify and hold BISYS Inc. harmless from and against any and all claims, demands, suits, judgments and liabilities other than actions or omissions of BISYS Inc. in cases of its own bad faith, willful misfeasance, negligence or reckless disregard.

The Fund Accounting Agreement renews on an annual basis unless either party provides 60 days' prior notice of its intent not to renew. In the event either party wrongfully terminates the Fund Accounting Agreement in its first year, the non-terminating party shall be entitled to liquidated damages from the terminating party in the amount BISYS Inc. would have received in compensation for its services for the balance of such first year.

The Fund's Fund Accounting Agreement with Furman Selz LLC was terminated effective January 1, 1997, and replaced with BISYS Inc., as the result of the acquisition of Furman Selz LLC's mutual fund business by BISYS Fund Services.

Transfer Agent

The Fund has entered into a Transfer Agency Agreement with BISYS Inc. to provide the Fund with dividend disbursing and transfer agency services, pursuant to a Transfer Agency Agreement effective October 14, 1996. Pursuant to the Transfer Agency Agreement, BISYS Inc. provides dividend disbursement, registrar and transfer agency services to the Fund, in consideration of which the Fund pays BISYS Inc. the sum of $15 per year per each shareholder, subject to a $12,000 per year minimum. BISYS shall also be reimbursed by the Fund for all costs incurred by it.

BISYS Inc. will not be liable for any action taken or omitted in the absence of bad faith, willful misfeasance, negligence or reckless disregard. The Fund shall indemnify and hold BISYS Inc. harmless from and against any and all claims, demands, suits, judgments and liabilities other than actions or omissions of BISYS Inc. in cases of its own bad faith, willful misfeasance, negligence or reckless disregard.

The Transfer Agency Agreement renews on an annual basis unless either party provides 60 days' prior notice of its intent not to renew. In the event either party wrongfully terminates the Transfer Agency Agreement in its first year, the non-terminating party shall be entitled to liquidated damages from the terminating party in the amount BISYS Inc. would have received in compensation for its services for the balance of such first year.

The Fund's Transfer Agency Agreement with Furman Selz LLC was terminated effective October 14, 1996, and replaced with BISYS Inc., as the result of the acquisition of Furman Selz LLC's mutual fund business by BISYS Fund Services.

Distributor

The Fund has entered into a Distribution Agreement with BISYS LP as the Fund's Distributor effective January 1, 1997. Under the Distribution Agreement, BISYS is responsible for facilitating the continuous sale or redemption of Fund shares.

Solely for the purpose of reimbursing BISYS LP for activities primarily intended to result in the sale of Fund shares, the Trust has, on behalf of the Fund and with the approval of the Board of Trustees, adopted a Plan of Distribution (the "Distribution Plan") pursuant to Rule 12b-1 of Investment Company Act. Under the Distribution Plan, the Fund is authorized to spend up to 0.25% of net asset value annually for BISYS LP's services in anticipation of, or as reimbursement for, expenses incurred in connection with the sale of shares of the Fund, such as payments to broker-dealers who advise shareholders regarding the purchase, sale or retention of shares of the Fund, payments to employees of the Distributor, advertising expenses and the expenses of printing and distributing prospectuses and reports used for sales purposes, expenses of preparing and printing sales literature and other distribution-related expenses. If the fee received by the Distributor exceeds its expenses, it may realize a profit from these arrangements.

The Distribution Plan will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Fund's Trustees and a majority of the Fund's Trustees who are not "interested persons of the Fund" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan (the "Qualified Trustees"). The Distributor will provide to the Trustees of the Fund a quarterly written report of amounts expended by it under the Distribution Plan and the purposes for which such expenditures were made. The Distribution Plan further provides that the selection and nomination of the Fund's Qualified Trustees shall be committed to the discretion of the disinterested Trustees of the Fund. The Distribution Plan may be terminated upon sixty days written notice by a vote of a majority of the Fund's Qualified Trustees or by a vote of the shareholders of the Fund on the one hand, or by sixty days written notice by BISYS LP on the other hand. The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Fund's Trustees and the Fund's independent Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years the Distributor will preserve such copies in an easily accessible place.

The Fund's Distribution Agreement with Furman Selz LLC was terminated effective January 1, 1997, and replaced with BISYS LP, as the result of the acquisition of Furman Selz LLC's mutual fund business by BISYS Fund Services.


Custodian

The Fund has entered into a Custodian Agreement with Wells Fargo Bank, N.A. ("Wells Fargo") pursuant to which Wells Fargo acts as custodian for the Fund. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest on the Fund's investments, and maintaining books of original entry for fund accounting purposes. As compensation for its services, the Fund pays Wells Fargo, per year, an amount equal to 0.10% of the first $20 million in aggregate Fund assets, and 0.04% for aggregate Fund assets in excess of $20 million, subject to a minimum of $15,000 per year.


                             INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154 are the independent auditors for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                                CODE OF ETHICS

The Trust, on behalf of the Fund, adopted a Code of Ethics (the "Code of Ethics"), which establishes standards by which certain access persons of the Trust must abide relating to personal securities trading conduct. The Code of Ethics provides that access persons shall place the interests of the shareholders of the Fund first, shall avoid potential or actual conflicts of interest with the Fund, and shall not take unfair advantage of their relationship with the Fund. Access persons will be required by the Code of Ethics to file quarterly reports of personal securities investment transactions. The Code of Ethics provides that certain designated supervisory person(s) will be appointed by the Trust, and shall supervise implementation and enforcement of the Code of Ethics and shall, at their sole discretion, grant or deny approval of transactions required by the Code of Ethics.


                                   TAXATION

Each year the Fund intends to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, as to the nature of the Fund's gross income, the amount of Fund distributions and the composition and holding period of the Fund's assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income (without deduction for dividends paid to its shareholders) and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

Shareholders of the Fund will have to pay federal income taxes and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. A portion of the Fund's ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for a particular shareholder is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their Fund shares.

Amounts not distributed on a timely basis in accordance with the calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must, and intends to, distribute during each calendar year substantially all of its ordinary income for that year and substantially all of its capital gain in excess of its capital losses for that year, plus any undistributed ordinary income and capital gains from previous years. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds- such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

The Fund is organized as a Delaware business trust and, under current law, is not liable for any income or franchise tax in the State of Delaware as long as the Fund qualifies as a regulated investment company under the Code. The Fund's fiscal year-end is May 31.

Fund shareholders may be subject to state and local taxes on Fund distributions to them. Shareholders are advised to consult with their tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


                  FUND TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Investment Manager and who is appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by its Board of Trustees. The portfolio manager serving the Fund on behalf of the Investment Manager, may serve other clients of the Investment Manager in a similar capacity.

The Fund's primary consideration in placing securities transactions with the broker-dealer for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Investment Manager attempts to achieve this result by selecting a broker-dealer to execute transactions on behalf of the Fund and other clients of the Investment Manager based upon various relevant factors, including but not limited to, the size and type of transaction, execution efficiency, the basis of their professional capability, the value and quality of their brokerage services, and the reasonableness of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Investment Manager normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time-to-time, soliciting dealer fees are available to the Investment Manager on the tender of the Fund's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Investment Manager. At present no other recapture arrangements are in effect. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Fund may determine, the Investment Manager may consider sales of shares of the Fund and of securities of other investors as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

Under the Investment Management Agreement with the Investment Manager, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Meyers Capital Management may cause the Fund to pay a broker-dealer acting on an agency basis which provides brokerage and research services to the Investment Manager an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Investment Manager determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Investment Manager's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Investment Manager, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Investment Manager's other clients, in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Certain broker-dealers may be willing to furnish statistical, research and other factual information or services to the Investment Manager for no consideration other than brokerage or underwriting commissions.

The Investment Manager attempts to evaluate the quality of research provided by brokers. The Investment Manager sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions. However, the Investment Manager is able to quantify the amount of commissions which are paid as a result of such research because a substantial number of transactions are effected through brokers which provide research but which are selected principally because of their execution capabilities.

The fees that the Fund pays to the Investment Manager will not be reduced as a consequence of the Fund's receipt of brokerage and research services. To the extent the Fund's securities transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions and research, by an amount which cannot be presently determined. Such services may be useful and of value to the Investment Manager in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients may be useful to the Investment Manager in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Investment Manager, the Investment Manager would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


The Fund will not engage in brokerage transactions with the Investment Manager (Meyers Capital Management) or the Administrator (BISYS LP) or any of their respective affiliates or any affiliate of the Fund except to the extent, within the meaning of Rule 17e-1 of the Investment Company Act, any commissions, fees or other remunerations payable in connection with such transactions do not exceed the usual and customary commission or fee of such broker and are reasonable and fair compared to those which could be obtained by other brokers in comparable transactions.


In certain instances there may be securities which are suitable for the Fund as well as for one or more of the Investment Manager's other clients. Investment decisions for the Fund and for the Investment Manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

             DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Fund is a Delaware Business Trust established under a Certificate of Trust dated March 20, 1996 and filed with the Delaware Secretary of State on March 25, 1996, and governed by a Trust Instrument dated March 26, 1996. Its authorized capital consists of an unlimited number of shares of beneficial interest of $0.00001 par value, issued in separate series. Each share of each series represents an equal proportionate interest in that series with each other share of that series.

The assets of the Fund received for the issue or sale of the shares of each fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Fund. If a series was unable to meet its obligations, the assets of only that series, and no other series, will be available to creditors for that purpose. General liabilities, expenses, costs, charges or reserves which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees between or among any one or more of the series in such manner as the Trustees deem fair and equitable. In the event of the dissolution or liquidation of the Fund or any series, the holders of the shares of any series are entitled to ratably receive, as a class, the value of the underlying assets of such shares available for distribution to shareholders. However, the payment to the holders may be reduced by any fees, expenses or charges allocated to that series.

Shares of the Fund entitle their holder to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved.

The Trustees of the Fund have the authority to designate additional series and to designate the relative rights and preferences as between the different series. There is presently one series so designated. All shares issued and outstanding will be fully paid and nonassessable by the Fund, and redeemable as described in this Statement of Additional Information and in the Prospectus.

The Trust Instrument provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to Fund or Fund shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Fund. In the case of settlement, such indemnification will be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides for the maintenance, by or on behalf of the Trust and the Fund, of appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust and the Fund, their shareholders, trustees, officers, employees and agents, covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law did not apply, inadequate insurance existed and the Fund itself was unable to meet its obligations.

                             FINANCIAL STATEMENTS

The Statement of Assets and Liabilities of the Fund dated as of June 7, 1996 incorporated by reference have been so included in reliance upon the report of KPMG Peat Marwick LLP, independent auditors, as experts in accounting and auditing.


The Financial Statements of the Fund for the interim period ended as of and at December 31, 1996 included herein have not been audited. In the opinion of management, the interim Financial Statements of the Fund have been prepared on the same basis as audited financial statements would have been prepared, and include all adjustments, consisting only of normally recurring adjustments, necessary for a fair presentation of the results of operations for the Fund for such interim period.

===============================================================================
                           MEYERS SHEPPARD PRIDE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1996
                                   (Unaudited)
      --------------------------------------------------------------------


ASSETS:

Investments, at value (Cost $876,700)
(Note 1a)....................................  $     946,625

Receivables from Investment Advisor..........        149,241

Dividend/Interest receivable.................          1,041

Deferred organizational expense and
other assets.................................         90,820
                                                   ---------

    Total Assets.............................                      $   1,187,727
                                                                   -------------


LIABILITIES:

Organizational expenses payable..............        102,818

Payable for securities purchased.............         45,058

Payable for capital shares redeemed..........          2,695

Other Accrued expenses.......................        141,937
                                                   ---------
    Total Liabilities........................                            292,508
                                                                   -------------

Net Assets, applicable to 82,822 shares
of beneficial interest outstanding...........                            895,219
                                                                   -------------


NET ASSETS:

Capital......................................        825,544

Accumulated undistributed net investment
income.......................................        (1,901)

Accumulated undistributed net realized
gains on investment transactions.............         1,651

Net unrealized appreciation on investments...        69,925
                                               ------------

    Net Assets...............................                      $     895,219
                                                                   =============

  Net Asset Value Per Share............                            $       10.81




    The accompanying notes are an integral part of the financial statements.

===============================================================================
                          MEYERS SHEPPARD PRIDE FUND
                     STATEMENT OF OPERATIONS (unaudited)

===============================================================================
                                                             For the period from
                                                                  June 10, 1996*
                                                       through December 31, 1996


Investment Income

Interest income..............................  $        794

                                                      3,164
Dividend income........................        ------------

                                                                   $       3,958

Expenses

Advisory (Note 2)..............................       1,681

Administrative Services (Note 2)...............      82,500

Fund accounting fees and expenses (Note 2)              842

Audit..........................................      10,000

Legal..........................................      12,500

Registration...................................       8,686

Custodian......................................       7,500

Amortization of organization expense...........      11,998

Printing.......................................       4,000

Trustees' fees.................................       3,750

Transfer agent and shareholder servicing (Note 2)     1,205

12b-1 fees (Note 2)............................         548

Insurance......................................       5,500

                                                      4,390
Miscellaneous..................................  ----------

   Total expenses before waiver/
     reimbursements............................                          155,100
   Less expenses waived/reimbursed
     (Note 2)..................................                        (149,241)
                                                                   -------------
   Net expenses................................                            5,859
                                                                   -------------
Net Investment Loss............................                          (1,901)
                                                                   -------------
Realized And Unrealized Gain/(Loss) on
Investments

Net realized gain on investments...............       1,651

Net unrealized appreciation on investments.....      69,925
                                                 ----------
  Net realized and unrealized gain on
     investments...............................                           71,576
                                                                   -------------
Net increase in net assets resulting
from operations................................                    $      69,675
                                                                   =============

*  Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

=============================================================================
                           MEYERS SHEPPARD PRIDE FUND
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)
 -----------------------------------------------------------------------------

                                                             For the period from
                                                                  June 10, 1996*
                                                       through December 31, 1996


Increase in Net Assets from:

Operations

Net investment income..........................                    $     (1,901)

Net realized gain on investments...............                            1,651

Net change in unrealized appreciation on
investments....................................                           69,925
                                                                    ------------
Net increase in net assets resulting
from operations................................                           69,675
                                                                    ------------


Capital Share Transactions (Note 4)

Proceeds from sale of shares...................                          727,684

Net asset value of shares redeemed.............                          (2,168)
                                                                    ------------
Net increase in net assets from capital
share transactions.............................                          725,516
                                                                    ------------

Total increase in net assets...................                          795,191
                                                                    ------------

Net Assets

Beginning of period............................                          100,028
                                                                     -----------

End of period..................................                      $   895,219
                                                                     ===========


*  Commencement of operations.




    The accompanying notes are an integral part of the financial statements.

                           MEYERS SHEPPARD PRIDE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                December 31, 1996
                                   (Unaudited)
    ------------------------------------------------------------------------




                                                              Market
     Shares                                                   Value
   -----------                                               --------

               Common Stocks (95.6%)


               Banking (7.5%)
        500    H.F. Ahmanson & Co.                            $16,250
      1,200    Glendale Federal Bank*                          27,900
        300    Lincoln National Corp                           15,750
        400    Riggs National Corp.                             6,900
                                                            ---------
                                                               66,800

               Beverages (1.3%)
        300    Seagram Co. LTD.                                11,625
                                                            ---------

               Broadcasting (1.9%)
        500    Viacom Inc.*                                    17,438
                                                            ---------

               Computer Equipment (10.5%)
        500    Digital Equipment Corp.                         18,188
        100    International Business Machines Corp.           15,100
      7,000    Midisoft Corp.*                                 17,391
      1,000    Silicon Graphics, Inc.*                         25,500
      2,000    Unisys Corp.*                                   17,550
                                                            ---------
                                                               93,729
                                                            ---------

               Computer Software (3.7%)
      1,300    Sun Microsystems, Inc.*                         33,394
                                                            ---------


               Electrical & Electronics (8.4%)
        500    Arrow Electronics, Inc.*                        26,750
      1,200    Cypress Semiconductor Corp.*                    16,950
        600    LAM Research Corp.*                             16,875
        550    LSI Logic Corp.*                                14,713
                                                            ---------
                                                               75,288
                                                            ---------

               Entertainment (5.3%)
        200    The Walt Disney Co.                             13,925
        900    Time-Warner, Inc.                               33,750
                                                            ---------
                                                               47,675
                                                            ---------

               Financial Services (6.2%)
        400    American Express Company                        22,600
        700    Salomon, Inc.                                   32,988
                                                            ---------
                                                               55,588
                                                            ---------

               Forest Products & Paper (1.1%)
        100    Kimberly-Clark Corp.                             9,525
                                                            ---------

    The accompanying notes are an integral part of the financial statements.

                           MEYERS SHEPPARD PRIDE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                December 31, 1996
                                   (Unaudited)
    ------------------------------------------------------------------------


                                                              Market
     Shares                                                   Value
   -----------                                               --------

               Insurance (3.0%)
        300    Nac're Corp.                                $   10,163
        500    U.S. Life Corp.                                 16,625
                                                            ---------
                                                               26,788
                                                            ---------

               Medical-Hospital Management (5.6%)
        600    Foundation Health Corp.*                        19,050
        700    United Healthcare Corp.                         31,500
                                                            ---------
                                                               50,550
                                                            ---------

               Mining (2.5%)
      1,800    Homestate Mining Co.                            22,800
                                                            ---------

               Oil & Gas Exploration (5.4%)
        200    Amerada Hess Corp.                              11,575
        300    Amoco Corp.                                     24,150
        100    Mobil Corp.                                     12,225
                                                            ---------
                                                               47,950
                                                            ---------

               Pharmaceuticals (7.9%)
        600    Amgen, Inc.*                                    32,625
        400    McKesson Corp.                                  22,400
        200    Merck & Co., Inc.                               15,850
                                                            ---------
                                                               70,875
                                                            ---------

               Retail (12.0%)
      2,000    Ann Taylor Stores, Inc.*                        35,000
        600    Dayton-Hudson Corp.                             31,400
      1,100    Lillian Vernon Corp.                            13,475
      1,500    Limited, Inc.                                   27,563
                                                            ---------
                                                              107,438
                                                            ---------


               Technology (2.3%)
        800    Advanced Micro Devices, Inc.                    20,600
                                                            ---------

               Telecommunications (8.2%)
        900    AT&T Corp.                                      39,150
        129    Lucent Technologies, Inc.                        5,962
        700    Sprint Corp.                                    27,913
                                                            ---------
                                                               73,025
                                                            ---------


               Transportation-Air (2.8%)
      1,600    America West Airline, Inc.*                     25,400
                                                            ---------
               Total Common Stocks (cost $786,563)         $  856,488
                                                           ==========

    The accompanying notes are an integral part of the financial statements.

                           MEYERS SHEPPARD PRIDE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                December 31, 1996
                                   (Unaudited)
    ------------------------------------------------------------------------


                                                              Market
     Shares                                                   Value
   -----------                                               --------


               COMMERCIAL PAPER (4.4%)
     39,136    Wells Fargo Sweep Account                    $  39,137
                                                            ---------
               Total Commercial Paper (cost $39,137)           39,137
                                                            ---------

               MONEY MARKET ACCOUNT (5.7%)
      9,000    Stagecoach U.S. Treasury Money Market Fund       9,000
     42,000    Stagecoach Prime Money Market Fund              42,000
                                                            ---------
               Total Money Market Account (cost $51,000)       51,000
                                                            ---------

               TOTAL INVESTMENTS (105.7%)(cost $876,700)    $ 946,625
                                                            ---------

               Other Liabilities in excess of Assets (5.7%)   (51,406)

               NET ASSETS (100.0%)                          $ 895,219
                                                            =========

*    Represents non-income producing securities.
+    Cost for book and tax purposes is the same.


    The accompanying notes are an integral part of the financial statements.

                           MEYERS SHEPPARD PRIDE FUND
                    NOTES TO FINANCIAL STATEMENTS (unaudited)

      -------------------------------------------------------------------



1. Significant Accounting Policies. The Meyers Sheppard Pride Fund (the "Fund") is a separate series of the Meyers Sheppard Investment Trust (the "Trust"), a business trust organized under the laws of the State of
     Delaware on March 26, 1996. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is an open-ended, no-load, diversified management investment company whose overall investment objective is to attain long-term capital appreciation. Prior to June 10, 1996 (commencement of operations), the Fund had no operations other than the sale of 10,003 shares of common stock at $10.00 per share, to initial seed capital investors. The overall investment objective of the Fund is to attain long-term capital appreciation by investing in a diversified portfolio of equity securities of undervalued but nevertheless fundamentally sound companies which have been identified as having met the "Social Objective". Companies which meet the "Social Objective" are defined as companies which, in general, have been identified as having progressive policies towards gays and lesbians, but at a minimum have in place specifically stated policies against discrimination in hiring and promotion based upon sexual orientation. The following are significant accounting policies followed by the Fund in the preparation of these financial statements:

     a. Valuation of Securities. Equity securities held by the Fund are valued at the last sale price on the exchange on which they are primarily traded, or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Short-term obligations, with remaining maturities of 60 days or less, are valued at amortized cost, which approximates market value. Fund securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotation or valuation, are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

     b. Organizational Expenses. Costs incurred in connection with the organization and initial registration of the Fund have been deferred and are being amortized over a sixty-month period, beginning with the Fund's commencement of operations.

     c. Securities Transactions and Investment Income. Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily.

     d. Dividends and Distributions to Shareholders. Dividends from net investment income and distributions of net realized gains are normally declared and paid annually by the Fund. The Fund records dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ with generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require a reclassification.

                           MEYERS SHEPPARD PRIDE FUND
                    NOTES TO FINANCIAL STATEMENTS (unaudited)

      -------------------------------------------------------------------



     e. Federal Income Taxes. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     f. Use of Estimates. Estimates and assumptions are required to be made regarding assets, liabilities, and changes in net assets resulting from operations when financial statements are prepared. Actual results could differ from these amounts.

2. Investment Management, Administration, Fund Accounting, Transfer Agency, and Distribution Agreements. The Fund has entered into an investment management agreement (the "Investment Management Agreement") with the Investment Manager, Meyers, Sheppard & Co., LLC (the "Investment Manager"). The Investment Management Agreement provides that the Fund pays the Investment Manager for its management and investment advisory services, a monthly fee equal, on an annual basis to 1.00% of the Fund's average daily net assets. The Investment Manager has undertaken to waive the portion of its investment management fee necessary to maintain Total Annual Operating Expenses of no more than 2.25% per year of average daily net assets, and subsequently agreed, effective January 31, 1997, to voluntarily waive an additional portion of its investment management fee and to assume and pay such portion of the Fund's expenses necessary to maintain Total Annual Operating Expenses at no more than 1.95% per year of average daily net assets. For the period ended December 31, 1996, the Investment Manager earned $1,681, and waived fees of $1,681.

Furman Selz LLC ("Furman Selz") provides the Fund with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Fund's directors and officers and include the day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian and assistance in the preparation of the Fund's registration statements under federal and state laws. Pursuant to the Administration Agreement, the Fund pays Furman Selz, per year, an amount equal to 0.15% of the first $100 million of the Fund's aggregate assets, 0.10% for the next $400 million, 0.07% for the next $500 million, and 0.06% for aggregate assets in excess of $1 billion. For the period ended December 31, 1996, Furman Selz earned $82,500, which fees will be assumed and paid by the Investment Manager.

Furman Selz provides the Fund with fund accounting services pursuant to the terms of a Fund Accounting Agreement. Pursuant to this agreement, Furman Selz is paid a fee of $35,000 per year, plus out-of-pocket expenses. For the period ended December 31, 1996, Furman Selz earned $842, which fees will be assumed and paid by the Investment Manager.

Furman Selz provided the Fund with transfer agency and registrar services pursuant to the terms of a Transfer Agency Agreement through October 13, 1996. After this date, BISYS Fund Services, Inc. provided these services as the result of the sale or assignment by Furman Selz of its mutual fund business to BISYS Fund Services, Inc., pursuant to which BISYS Fund Services, Inc. executed a Transfer Agency Agreement. Pursuant to these agreements, each Transfer Agent is paid a per account fee of $15.00 per year, subject to a $12,000 per year minimum, and is also reimbursed certain expenses. For the period ended December 31, 1996, Furman Selz and BISYS Fund Services collectively earned fees of $1,205, which fees will be assumed and paid by the Investment Manager.

                           MEYERS SHEPPARD PRIDE FUND
                    NOTES TO FINANCIAL STATEMENTS (unaudited)

      -------------------------------------------------------------------




The Trustees of the Trust have adopted a Plan of Distribution (the "Distribution Plan") with respect to the Fund in accordance with Rule 12b-1 under the investment Company Act, after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. As contemplated by the Distribution Plan, Furman Selz acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to the terms of a Distribution Agreement. Pursuant to the Distribution Agreement, Furman Selz also acts as the Fund's Distributor, and is responsible for facilitating the continuous sale or redemption of Fund shares. Solely for the purpose of reimbursing Furman Selz for activities primarily intended to result in the sale of Fund shares, the Trust has, on behalf of the Fund, adopted the Distribution Plan wherein, pursuant to Rule 12b-1 of the Investment Company Act, the Fund is authorized to spend up to 0.25% of net asset value annually for Furman Selz's services in connection with the distribution of shares of the Fund. For the period ended December 31, 1996, the Fund incurred distribution fees of $548 to Furman Selz, which fees will be assumed and paid by the Investment Manager.


3. Investments. Purchase and sales of securities for the period ended December 31, 1996, other than short-term securities, amounted to $891,471, and $224,843, respectively. The cost of securities is substantially the same for Federal income tax purposes as it is for financial reporting purposes.

                                 -------------
Aggregate cost.................     $  876,700
                                 =============
Gross unrealized appreciation..        $93,067
Gross unrealized depreciation..  -------------
                                        23,142
                                 -------------
Net unrealized appreciation....     $   69,925
                                 =============


4. Capital Stock Transactions. The Fund is authorized, pursuant to the terms of the Trust Instrument of the Trust, to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001). Transactions in shares for the period ended December 31, 1996, were as follows:


                          -----------------------
                            Shares        Amount
Beginning balance........ ----------    ---------
                              10,003    $100,028
                          ----------    --------
Shares sold..............     73,019     727,684
Shares redeemed..........      (200)     (2,168)
                          ----------    --------
Net increase.............     72,819     725,516
                          ----------    --------
Ending balance...........     82,822    $825,544
                          ==========    ========

5. Agreements with BISYS Fund Services. Effective January 1, 1997, in lieu of Furman Selz, BISYS Fund Services Limited Partnership became the Administrator and Distributor for the fund pursuant to the terms of an Administration Agreement and Distribution Agreement, respectively, and BISYS Fund Services, Inc. became the Fund's Accounting Agent pursuant to the terms of a Transfer Agency

                           MEYERS SHEPPARD PRIDE FUND
                    NOTES TO FINANCIAL STATEMENTS (unaudited)

      -------------------------------------------------------------------



     Agreement. This change was effectuated as a result of the sale or assignment by Furman Selz of its mutual fund business to BISYS Funds Services, and entering into of new contracts between the Fund and BISYS Fund Services to reflect the new relationship.

  ===========================================================================
                           MEYERS SHEPPARD PRIDE FUND

                        FINANCIAL HIGHLIGHTS (unaudited)
  ---------------------------------------------------------------------------

The following selected data for a share in the Fund outstanding for the indicated period has not been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, and should be read in conjunction with the unaudited financial statements and related notes appearing in the Statement of Additional Information dated January 31, 1997. The Fund's Annual Report will include a discussion of the factors, strategies and techniques that materially affect its performance during the period of the report, as well as certain other related information. A copy of the Fund's Annual Report will be made available without charge upon request and when available.

---------------------------------------------------------------------------
                                                               For the period
                                                               June 10, 1996
                                                               (commencement
                                                             of operations) to
                                                             December 31, 1996
                                                             -----------------
                                                                (Unaudited)

For a share of beneficial interest outstanding throughout the period:

Net Asset Value, beginning of period..................            $  10.00

Income from investment operations:
   Net investment income..............................               (0.02)
   Net realized and unrealized gain on investments....                0.83
                                                                    -------
Total income from investment operations...............                0.81

Less distributions from:
   Net investment income..............................                   0
   Net realized gains.................................                   0
                                                                    -------
Total distributions...................................                   0

Net Asset Value, end of period........................            $  10.81

Total return..........................................                 8.10%(3)

Ratios/supplemental data:
   Net assets, end of period..........................            $895,219
   Ratio of expenses to average net assets(1).........                 2.25%(2)
   Ratio of net investment income to average net
     assets(1)........................................               (0.73%)(2)


Portfolio Turnover rate...............................              6%
Average Commissions per share.........................            $ 0.080842


________________________

(1) Reflects the Investment Manager's waiver of its entire investment management fee and its assumption of liabilities of the Fund. Without such waiver and assumption by the Investment Manager, the ratio of expenses and net investment income to average net assets would have been as follows:

          Ratio of expenses to average net assets........             59.68% (2)
          Ratio of net investment income to average
            net assets...................................            (58.16%)(2)

(2)  Annualized

(3)  Not annualized

                                    PART C

                              OTHER INFORMATION

                           MEYERS PRIDE VALUE FUND


Item 24.  Financial Statements and Exhibits

          (a) Financial Statements:

          Statement of Assets and Liabilities at June 7, 1996(1)

          Report of Independent Auditors(1)

          Statement  of Assets  and  Liabilities  (Unaudited)  at  December  31,
          1996(2)

          Statement of Operations for the Interim Period Ended December 31, 1996(2)

          Statement of Change in Net Assets for the Interim Period Ended December 31, 1996(2)

          Financial Highlights for the Interim Period Ended December 31, 1996(2)

          Notes to Financial Statements for the Interim Period Ended December 31, 1996(2)

          (1) Previously filed in Part B of Post-Effective Amendment No. 1 to Form N-1A filed by the Registrant on June 13, 1996.

          (2) Filed in Part B of this Post-Effective Amendment No. 3.

          (b) Exhibits:

             Exhibit
             Number  Description of Exhibit

             1(a) Certificate of Trust dated March 20, 1996, and filed by the Delaware Secretary of State on March 25, 1996(1)

             1(b) Certificate of Amendment to Certificate of Trust dated January 15, 1997, and filed by the Delaware Secretary of State on January 29, 1997(4)

             2      By-Laws adopted on March 26, 1996(1)

             3      None

             4      Trust Instrument dated March 26, 1996(1)

             5 Investment Management Agreement dated May 9, 1996 Between the Registrant and Meyers, Sheppard & Co., LLC(1)

             6(a)   Distribution   Agreement  dated  May  9,  1996  between  the
                    Registrant and Furman Selz LLC(1)

             6(b) Distribution Agreement dated November 14, 1996 between the Registrant and BISYS Fund Services Limited Partnership(4)

             7      None

             8 Custodian Agreement dated May 9, 1996 between the Registrant and Wells Fargo Bank, N.A.(1)

             9(a)(1) Administration  Agreement  dated  May 9,  1996 between  the
                     Registrant and Furman Selz LLC(1)

             9(a)(2) Administration  Agreement  dated  November 14, 1996 between
                     the   Registrant   and   BISYS   Fund   Services    Limited
                     Partnership(4)

             9(b)(1) Fund  Accounting  Agreement  dated May 9, 1996  between the
                     Registrant and Furman Selz LLC(1)

             9(b)(2) Fund  Accounting  Agreement dated November 14, 1996 between the Registrant and BISYS Fund Services, Inc.(4)

             9(c)(1) Transfer Agency Agreement dated May 9, 1996 between the and Furman Registrant Selz LLC(1)

             9(c)(2) Transfer  Agency  Agreement dated November 14, 1996 between the Registrant and BISYS Fund Services, Inc.(4)

             10      Opinion and Consent of Pollet & Woodbury, a Law
                     Corporation(1)

             11      Consent of independent auditors(5)

             12      None

             13(a)   Form of Subscription Letter for $100,000 Seed Capital(1)

             13(b)   Form of Subscription Response Letter(2)

             14      None

             15 Form of Plan of Distribution adopted by the Registrant on May 9, 1996(1)

             16      None

             17      None

             18      None

             19      None

             (1) Previously provided as exhibit to Pre-Effective Amendment No. 1 to Form N-1A filed by the Registrant on May 3, 1996.

             (2) Previously provided as exhibit to Pre-Effective Amendment No. 2 to Form N-1A filed by the Registrant on June 5, 1996.

             (3) Previously provided as exhibit to Post-Effective Amendment No. 1 to Form N-1A filed by the Registrant on June 13, 1996.

             (4) Previously provided as exhibit to Post-Effective Amendment No. 2 to Form N-1A filed by the Registrant on January 30, 1997.

             (5)     Filed herewith.




Item 25. Persons Controlled by or Under Common Control with Registrant.

             None


Item 26. Number of Holders of Securities.


          Title Of Class:                 Number of Record Holders
   Shares of Beneficial Interest                     at
       (par value $0.00001)                    January 8, 1997
   -----------------------------          ------------------------

             Series 1:
      Meyers Pride Value Fund
(formerly Meyers Sheppard Pride Fund)                193



Item 27. Indemnification.

Reference is made to Article IX of Registrant's Trust Instrument.

Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser.


The list required by this Item 28 of the managers and officers of Meyers Capital Management, LLC (formerly Meyers, Sheppard & Co., LLC), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such managers and officers during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Meyers Sheppard & Co., LLC, pursuant to the Advisers Act (SEC File No. 801-51437).



Item 29. Principal Underwriters.


         (a) BISYS Fund Services Limited Partnership, an Ohio limited partnership, is the distributor (the "Distributor") for the shares of the Registrant. The Distributor also serves as the principal underwriter or placement agent for the Minerva Funds, Inc., a registered open-ended investment company.

         (b) The information required by this Item 29 with respect to the Distributor is incorporated by reference to Schedule A of Form BD filed by BISYS Fund Services Limited Partnership pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-32480).

         (c) Not applicable.


Item 30. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Rules thereunder will be maintained at the offices of:

          (1)  Records   relating  to  management  and   investment   advisement
               functions:

             Meyers Pride Value Fund
             c/o Meyers Investment Trust
             8901 Wilshire Boulevard
             Beverly Hills, California 90211

          (2)  Records relating to administration and distribution functions:

             BISYS Fund Services Limited Partnership
             3435 Stelzer Road
             Columbus, Ohio 43219

          (3) Records relating to fund accounting and registrar/transfer agency functions:

             BISYS Fund Services, Inc.
             3435 Stelzer Road
             Columbus, Ohio  43219

          (4)  Records relating to custodial functions:

               Wells Fargo Bank, N.A.
               P.O. Box 6308
               San Francisco, California 94163



Item 31. Management Services.

The Registrant is not a party to any management related service contract not discussed in Part A or Part B of this Registration Statement.


Item 32. Undertakings.


         (a) The Registrant undertakes to comply with Section 16(c) of the Investment Company Act as though such provisions of the Investment Company Act were applicable to the Registrant, except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

         (b) If the information called for by Item 5A is contained in the latest annual report to shareholders, an undertaking to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without change.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 3 to Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Beverly Hills, State of California, on February 6, 1997.

                                    MEYERS INVESTMENT TRUST
                                    (formerly Meyers Sheppard Investment Trust)

                                    (Registrant)



                                    By: /s/Shelly J. Meyers
                                        ----------------------------------
                                    Name:  Shelly J. Meyers
                                    Title: Chairman, Trustee and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 to Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on February 6, 1997.


Signatures                          Title

By:  /s/ Shelly J. Meyers           Chairman, Trustee and President
    --------------------------
     Shelly J. Meyers


By:  /s/ Leslie C. Sheppard         Trustee and Executive Vice President
     -------------------------
     Leslie C. Sheppard


By:  /s/ Gwendolyn H. Baba          Trustee
     -------------------------
     Gwendolyn H. Baba

By:  /s/ Jay W. Gendron             Trustee
     -------------------------
     Jay W. Gendron


By:  /s/ Robert E. Gipson           Trustee
     -------------------------
     Robert E. Gipson


By:  /s/ Leonard Greenhalgh         Trustee
     -------------------------
     Leonard Greenhalgh



By:  /s/ Duane E. McWaine           Trustee
     -------------------------
     Duane E.  McWaine


By:  /s/ Tejal Albanese             Treasurer
     -------------------------
     Tejal Albanese

                           MEYERS PRIDE VALUE FUND
                    (formerly Meyers Sheppard Pride Fund)

             a separate portfolio of the Meyers Investment Trust
               (formerly the Meyers Sheppard Investment Trust)

                           8901 Wilshire Boulevard
                       Beverly Hills, California 90211
                       Telephone Number: (310) 657-9393
                       Facsimile Number: (310) 657-9380











      EXHIBITS FILED ELECTRONICALLY VIA EDGAR ON FEBRUARY 6, 1997 UNDER:

      - Post-Effective Amendment No. 3 to Registration Statement under the Securities Act of 1933 (Securities Act Registration No. 333 - 02111); and

      - Amendment No. 5 To Registration Statement under the Investment Company Act of 1940 (Investment Company Registration No. 811 - 7581)

                              FILED EXHIBIT INDEX





Exhibit
Number                                 Description of Exhibit
----------       ---------------------------------------------------------------

11                Consent of Independent Auditors

                                  Exhibit 11



                       Consent of Independent Auditors


                          Independent Auditors' Consent




The Shareholders and Board of Trustees of
Meyers Investment Trust:


We consent to the use of our report dated June 7, 1996 with respect to the Meyers Sheppard Pride Fund of the Meyers Sheppard Investment Trust incorporated herein by reference in this Registration Statement on Form N-1A and to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information.



                                             /s/   KPMG PEAT MARWICK LLP




New York, New York
February 6, 1997